                                                                    EXHIBIT 10.5

                             STOCKHOLDERS AGREEMENT

     This Stockholders Agreement (the "Agreement") is made as of December 21,
                                       ---------
1998 by and among:

     (i)   TISM, Inc., a Michigan corporation (the "Company");
                                                    -------

     (ii)  Domino's, Inc., a Delaware corporation ("Domino's");

     (iii) each of Bain Capital Fund VI, L.P., Bain Capital VI Coinvestment Fund, L.P., BCIP, Bain Capital Pacific Fund I, L.P., Sankaty High Yield Asset Partners, L.P., and Brookside Capital Partners Fund, L.P. (collectively, the "Investors");
                               ---------

     (iv) RGIP, LLC, DP Investors I, LLC, DP Investors II, LLC, J.P. Morgan Capital Corporation, Sixty Wall Street Fund, L.P., DP Transitory Corporation and such other Persons who from time to time become party hereto by executing a counterpart signature page hereof and are designated by the Company as "Other Investors" (the "Other
                                                                -----
           Investors");

     (v) Thomas S. Monaghan, individually and in his capacity as trustee, and Marjorie Monaghan, individually and in her capacity as trustee (the "Sellers");
            -------

     (vi) Harry J. Silverman, Michael D. Soignet, Stuart K. Mathis, Patrick Kelly, Gary M. McCausland, Cheryl Bachelder and such other individuals who from time to time become party hereto by executing a counterpart signature page hereof and are designated by the Company as "Managers" (the "Managers", and together with the Investors, the
                               --------
           Other Investors, the Sellers, and the Financers, the "Stockholders").
                                                                 ------------

                                    Recitals
                                    --------

     1. On or about the date hereof, TM Transitory Merger Corporation, a Michigan corporation ("Merger Corp"), shall be merged with and into the Company
                       -----------
pursuant to an Agreement and Plan of Merger dated as of September 25, 1998 by and between Merger Corp, the Company and Thomas S. Monaghan, as amended and in effect on the date hereof (the "Merger Agreement").
                                ----------------

     2. Upon the Closing (as defined below), the Company's Class A Common Stock, par value $.001 per share (the "Class A Stock"), and the Company's Class
                                       -------------
L Common Stock,
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par value $.001 per share (the "Class L Stock"), and all Options to purchase
                                -------------
Common Stock are held as set forth on Schedule I hereto.

     3. The parties believe that it is in the best interests of the Company and the Stockholders to set forth herein their agreements on certain matters.

                                   Agreement
                                   ---------

     Therefore, the parties hereto hereby agree as follows:

1.   EFFECTIVENESS; DEFINITIONS.

     1.1  Closing.  This Agreement shall become effective upon consummation of
          -------
the closing (the "Closing") under the Merger Agreement.
                  -------

     1.2  Definitions.  Certain terms are used in this Agreement as specifically
          -----------
defined herein. These definitions are set forth or referred to in Section 16 hereof.

2.   VOTING AGREEMENT.

     2.1  Election of Directors.  Each holder of Shares hereby agrees to cast
          ---------------------
all votes to which such holder is entitled in respect of the Shares, whether at any annual or special meeting, by written consent or otherwise, (a) to fix the number of members of the board of directors of the Company (the "Board") at two
                                                                 -----
or such higher number as may be specified from time to time by the Majority Investors (the "Number of Directors") and (b) to elect as directors of the Company such individuals, if any, as shall have been nominated as follows:

          (i) such individuals, not to exceed in number one-half (1/2) of the Number of Directors, as shall have been nominated by the Majority Investors.

          (ii) such individuals, not to exceed in number the excess of the Number of Directors over the number of individuals nominated pursuant to clause (i) above, as shall have been nominated by the Majority Shareholders.

     2.2  Section 4.2 Transactions.  Each holder of Shares agrees to cast all
          ------------------------
votes to which such holder is entitled in respect of the Shares, whether at any annual or special meeting, by written consent or otherwise, in the same proportion as Shares held by members of the Prospective Selling Group are voted by the holders thereof to approve any sale, recapitalization, merger, consolidation, reorganization or any other transaction or series of transactions involving the Company or its subsidiaries (or all or any portion of their respective assets) in connection with, or in furtherance of, the exercise by any Prospective Selling Group of their rights under Section 4.2.

     2.3  Consent to Amendment.  Each holder of Shares agrees to cast all votes
          --------------------
to which such holder is entitled in respect of the Shares, whether at any annual or special meeting, by written consent or otherwise, to increase the number of authorized shares of Class A Stock to the extent necessary to permit the conversion of Common Stock as set forth in the Company's Articles of Incorporation.

     2.4  Grant of Proxy.  Each holder of Shares other than the Investors hereby
          --------------
grants to the Company an irrevocable proxy to vote his Shares in accordance with his agreements contained in this Section 2, which proxy shall be valid and remain in effect until the provisions of this Section 2 expire pursuant to
Section 2.6.

     2.5  The Company.  The Company agrees not to give effect to any action by
          -----------
any holder of Shares or any other Person which is in contravention of this
Section 2.

     2.6  Period.  The foregoing provisions of this Section 2 shall constitute a
          ------
voting agreement executed pursuant to Section 450.1461 of the Michigan Business Corporation Act and shall expire on the earlier of (a) a Change of Control and
(b) the last date permitted by law.

     2.7  Regulated Stockholder.  No Regulated Stockholder shall have any rights
          ---------------------
under or to enforce the provisions of this Section 2, and the terms of this
Section 2 may be amended without the consent of any Regulated Stockholder provided that such amendment does not impose any additional obligations on such Regulated Stockholder.

3.   CERTAIN COVENANTS.

     3.1   Initial and Follow-on Public Offerings. The Company covenants and
           --------------------------------------
agrees that it shall not, without the prior written consent of the Majority Investors, do any of the following, and each holder of Shares covenants and agrees that it shall not, without the prior written consent of the Majority Investors, vote its Shares, either at a stockholder meeting or by written consent, so as to cause or permit the Company to:

          3.1.1.   conduct an Initial Public Offering; or

          3.1.2. conduct the Public Offering, if any, immediately succeeding the Company's Initial Public Offering.

     3.2    Certain Significant Transactions. The Company, on its own behalf and
            --------------------------------
on behalf of each of its present and future subsidiaries, covenants and agrees that after the date of Closing neither it nor any of such subsidiaries shall, without the prior written consent of the Majority Investors, do any of the following, and each holder of Shares covenants and agrees that after the date of Closing it shall not, without the prior written consent of the Majority

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Investors, vote its Shares, either at a stockholder meeting or by written consent, so as to cause or permit the Company or any of its subsidiaries to:

          3.2.1. authorize or issue any equity security or amend any term or provision of any equity security;

          3.2.2. amend, modify or repeal the Company's or any subsidiary's certificate of incorporation or by-laws or comparable document;

          3.2.3. merge or consolidate with, or sell, assign, lease, license or otherwise dispose of or voluntarily part with the control of (whether in one transaction or in a series of transactions), a material portion of its assets to, any Person, or permit any subsidiary to do any of the foregoing, except for sales or other dispositions of assets in the ordinary course of business;

          3.2.4. purchase or otherwise acquire a material portion of the assets of any Person or 10 percent or more of the equity of any Person;

          3.2.5. create any subsidiary that is not a wholly-owned subsidiary or sell or otherwise dispose of any shares of capital stock of any subsidiary;

          3.2.6. declare or pay any dividends or make any distributions on any class of the Company's or any subsidiary's capital stock now or hereafter outstanding, other than dividends or distributions to the Company or any subsidiary;

          3.2.7. purchase, redeem or otherwise acquire or retire any of the Company's or any subsidiary's capital stock of any class now or hereafter outstanding or otherwise return capital or make distributions of assets to stockholders as such;

          3.2.8.   enter into or amend any partnership or joint venture;

          3.2.9. elect, appoint or remove the chief executive officer or any other senior officer of the Company or any subsidiary;

          3.2.10. enter into, amend, modify or waive any term or condition of any existing or future contract, arrangement or transaction with any holder of Shares or any Affiliate of the Company or its subsidiaries or of any holder of Shares;

          3.2.11. approve its annual budget, capital expenditure budget, business plans and strategic plans and any amendments thereto, or expend any amounts not set forth in an annual budget or a capital expenditure budget approved in accordance with the preceding clause;

          3.2.12. (i) Transfer any of its assets (other than the expenditure of cash or the sale of cash-equivalents otherwise in accordance with this Agreement) in a single transaction or a series of related transactions having a fair market value in excess of $1 million, (ii) enter into any contract other than in the ordinary course of business, which contract involves liabilities in excess of $2.5 million or has a term or is extendible without its consent for an aggregate term in excess of six months, (iii) incur any expense (or enter into a commitment therefor) in excess of $1.5 million; or (iv) acquire any capital assets for aggregate consideration in excess of $1.0 million;

          3.2.13. establish, amend, modify or waive any term or condition of any stock option plan, restricted stock or similar plan or any other material employee benefit plan of the Company or any Subsidiary;

          3.2.14. enter into, amend, modify or waive any material term or condition of any employment or other contract or agreement concerning employment with any senior officer of the Company or any subsidiary;

          3.2.15. pay any bonus or other compensation to any senior officer of the Company or any subsidiary, except as provided in the annual budget of the Company;

          3.2.16. grant any stock option or similar right to any employee of the Company or any subsidiary;

          3.2.17. initiate or settle any lawsuit, arbitration or similar proceeding involving an amount in excess of $1.5 million;

          3.2.18. make an assignment for the benefit of creditors, decide to subject the Company or any subsidiary to any proceedings under any bankruptcy or insolvency law, decide to avail the Company or any subsidiary of the benefit of any other legislation for the benefit of debtors, or take steps to wind up or terminate the Company existence;

          3.2.19. select or remove the independent certified public accountant or counsel for the Company or any subsidiary or adopt, or modify in any material respect, any significant accounting policy or tax policy;

          3.2.20. acquire (i) any interest in any real property (other than as lessee) or (ii) any investment in another Person other than the Company or a wholly-owned subsidiary (other than in accordance with a short-term investment policy adopted by the Board of Directors of the Company);

          3.2.21. guarantee any obligation of any Person other than the Company or any subsidiary;

          3.2.22. authorize any indebtedness of the Company or any subsidiary for borrowed money other than draws in the ordinary course under the Credit Agreement or amend any term or provision of any document relating to any indebtedness; or

          3.2.23. make any material change in the nature of its business as carried on at the date hereof or as described in the Offering Memorandum dated December 10, 1998 or enter into any new line of business.

Notwithstanding anything to the contrary in this Section 3.2, none of the actions, agreements, transactions or other events identified in Subsections
3.2.1 through 3.2.23 shall require consent pursuant to the first sentence of this Section 3.2 where such action, agreement, transaction or other event involves only the Company and its wholly-owned Subsidiaries and does not involve making any payment to, entering into any agreement with, issuing any securities to or otherwise involve any third party.

     3.3   Exercise of Drag Along Rights.  No holder of Shares shall exercise
           -----------------------------
its drag along rights under Section 4.2 of the Stockholders Agreement in connection with any Transfer of any Shares held by such holder except with the prior written consent of the Majority Investors.

     3.4    The Company; Subsidiaries.  The Company agrees not to give effect to
            -------------------------
any action by any holder of Shares or any other Person which is in contravention of this Section 3. The Company agrees to bind each subsidiary to the covenants set forth in this Section 3 as though such Subsidiary was a party to this Agreement.

     3.5    Period. The foregoing provisions of this Section 3 shall expire on a
            ------
Change of Control.

     3.6  Regulated Stockholders.  No Regulated Stockholder shall have any
          ----------------------
rights under or to enforce the provisions of this Section 3, and the terms of this Section 3 may be amended without the consent of any Regulated Stockholder provided that such amendment does not impose any additional obligations on such Regulated Stockholder.

4.   "TAG ALONG" AND "DRAG ALONG" RIGHTS.

     4.1  Tag Along.  No holder of Investor Shares (collectively, for purposes
          ---------
of Sales pursuant to this Section 4.1, the "Prospective Selling Group") shall
                                            -------------------------
Transfer for value (a "Sale") any such Shares to any Person (a "Prospective
                       ----                                     -----------
Buyer") except in compliance with this Section 4.1.  Any attempted Transfer of
-----
Investor Shares not in compliance with this Section 4 shall be null and void, and the Company shall not in any way give effect to any such impermissible Transfer.

          4.1.1.  Notice.  A written notice (the "Tag Along Notice") shall be
                  ------                          ----------------
     furnished by the Prospective Selling Group to each other holder of Shares other than Investor Shares (each a "Tag Along Holder") at least ten
                                         ----------------
     business days prior to such Transfer.  The Tag Along Notice shall include:

               (a) The principal terms of the proposed Sale insofar as it relates to the Common Stock, including the number of Shares to be purchased from the Prospective Selling Group, the percentage of the total number of Investor Shares which such number of Shares constitutes (the "Tag Along Sale Percentage"), the maximum and minimum
                            -------------------------
          per share purchase price and the name and address of the Prospective Buyer; and

               (b) An invitation to each Tag Along Holder to make an offer to include in the proposed Sale to the Prospective Buyer an additional number of Shares (not in any event to exceed the Tag Along Sale Percentage of the total number of Shares held by such Tag Along Holder) owned by such Tag Along Holder, on the same terms and conditions, subject to Section 4.3.4 in the case of Options, with respect to each Share Sold, as the Prospective Selling Group shall Sell each of their Shares.

          4.1.2.  Exercise.  In the event the consideration in the sale includes
                  --------
     any non-cash consideration, the Prospective Selling Group will use reasonable commercial efforts during the period of ten business days after the effectiveness of the Tag Along Notice to respond to reasonable requests for information to enable the Tag Along Holders to evaluate such non-cash consideration, but shall have no liability as to the accuracy or completeness of any information furnished in response to any such request. Within ten business days after the effectiveness of the Tag Along Notice, each Tag Along Holder desiring to make an offer to include Shares in the proposed Sale (each a "Participating Seller" and, together with the
                            --------------------
     Prospective Selling Group, collectively, the "Tag Along Sellers") shall
                                                   -----------------
     furnish a written offer (the "Tag Along Offer") to the Prospective Selling
                                   ---------------
     Group specifying the number of Shares (not in any event to exceed the Tag Along Sale Percentage of the total number of Shares held by such Participating Seller) which such Participating Seller desires to have included in the proposed Sale. Each Tag Along Holder who does not accept the Prospective Selling Group's invitation to make an offer to include Shares in the proposed Sale shall be deemed to have waived all of his rights with respect to such proposed Sale, and the Tag Along Sellers shall thereafter be free to Sell to the Prospective Buyer, at a per share price no greater than the maximum per share price set forth in the Tag Along Notice and on other principal terms which are not materially more favorable to the Tag Along Sellers than those set forth in the Tag Along Notice, without any further obligation to such non-accepting Tag Along Holders.

          4.1.3.  Irrevocable Offer.  The offer of each Participating Seller
                  -----------------
     contained in his Tag Along Offer shall be irrevocable, and, to the extent such offer is accepted, such Participating Seller shall be bound and obligated to Sell in the proposed Sale on the same terms and conditions, with respect to each Share Sold (subject to Section 4.3.4 in the case of Options), as the Prospective Selling Group, up to such number of Shares as such Participating Seller shall have specified in his Tag Along Offer; provided, however, that if the principal terms of the proposed Sale change
     --------  -------
     with the result that the per share price shall be less than the minimum per share price set forth in the Tag Along Notice or the other principal terms shall be materially less favorable to the Tag Along Selle rs than those set forth in the Tag Along Notice, each Participating Seller shall be permitted to withdraw the offer contained in his Tag Along Offer and shall be released from his obligations thereunder.

          4.1.4.  Reduction of Shares Sold.  The Prospective Selling Group shall
                  ------------------------
     attempt to obtain the inclusion in the proposed Sale of the entire number of Shares which the Tag Along Sellers requested to have included in the Sale (as evidenced in the case of the Prospective Selling Group by the Tag Along Notice and in the case of each Participating Seller by such Participating Seller's Tag Along Offer). In the event the Prospective Selling Group shall be unable to obtain the inclusion of such entire number of Shares in the proposed Sale, the number of Shares to be sold in the proposed Sale by each Tag Along Seller shall be reduced on a pro rata basis according to the proportion which the number of Shares which each such Tag Along Seller desires to have included in the Sale bears to the total number of Shares which all of the Tag Along Sellers desire to have included in the Sale.

          4.1.5.  Additional Compliance. If (a) prior to consummation, the terms
                  ---------------------
     of the proposed Sale shall change with the result that the per share price to be paid in such proposed Sale shall be greater than the maximum per share price set forth in the Tag Along Notice or the other principal terms of such proposed Sale shall be materially more favorable to the Tag Along Sellers than those set forth in the Tag Along Notice, the Tag Along Notice shall be null and void, and it shall be necessary for a separate Tag Along Notice to be furnished, and the terms and provisions of this Section 4.1 separately complied with, in order to consummate such proposed Sale pursuant to this Section 4.1; provided, however, that in the case of such a
                                   --------  -------
     separate Tag Along Notice, the applicable period to which reference is made in Sections 4.1.1 and 4.1.2 shall be five business days and (b) the Prospective Selling Group have not completed the proposed Sale by the end of the 180th day following the date of the effectiveness of the Tag Along Notice, each Participating Seller shall be released from his obligations under his Tag Along Offer, the Tag Along Notice shall be null and void, and it shall be necessary for a separate Tag Along Notice to be furnished, and the terms and provisions of this Section 4.1 separately complied with, in order to consummate such proposed Sale pursuant to this Section 4.1, unless the failure to complete such proposed

     Sale resulted from any failure by any Participating Seller to comply with the terms of this Section 4.1.

          4.1.6.  Excluded Transactions.  Notwithstanding the foregoing, (i)
                  ---------------------
     holders of Investor Shares shall not be obligated to comply with the foregoing provisions of this Section 4.1 and (ii) no other holder of Shares shall have any right of participation pursuant to the provisions of this
     Section 4.1 or otherwise, in each case, with respect to any Transfer of Investor Shares:

               (a) subject to the provisions of Section 12.1, to an Investor or an Affiliated Fund;

               (b) subject to the provisions of Section 12.1, by a holder of
                   Investor Shares to its direct or indirect partners;

               (c) to any director, officer or employee of, or consultant or adviser to, or franchisee (or Affiliate thereof) of, the Company or its subsidiaries, provided, however, that the aggregate amount of Investor Shares Transferred pursuant to this Section 4.1.6(c) shall not exceed ten percent (10%) of the Shares originally issued to the Investors ;

               (d) subject to the provisions of Section 11.4.4, in a Public
                   Offering or, after the closing of an Initial Public Offering, pursuant to Rule 144;

               (e) with respect to which the Majority Investors exercise their
                   "drag along" rights pursuant to Section 4.2 of this Agreement; or

               (f) if, after giving effect to such Transfer, the Investors and the Affiliated Funds will continue to own not less than 80% of the Shares originally issued to the Investors.

     4.2  Drag Along.  Each holder of Shares hereby agrees, if requested by the
          ----------
Majority Shareholders (collectively, for purposes of Sales pursuant to this
Section 4.2, the "Prospective Selling Group") to Sell a specified percentage
                  -------------------------
(the "Drag Along Sale Percentage") of such Shares, directly or indirectly, to a
      --------------------------
Prospective Buyer in the manner and on the terms set forth in this Section 4.2 in connection with the Sale by the Prospective Selling Group of the Drag Along Sale Percentage of the total number of Shares held by the Prospective Selling Group to the Prospective Buyer.

          4.2.1.  Exercise.  If the Prospective Selling Group elect to exercise
                  --------
     their rights under this Section 4.2, the Prospective Selling Group shall furnish a written notice (the

     "Drag Along Notice") to each other holder of Shares. The Drag Along Notice
      -----------------
     shall set forth the principal terms of the proposed Sale insofar as it relates to the Common Stock, including the number of Shares to be acquired from the Prospective Selling Group, the Drag Along Sale Percentage, the per Share consideration to be received in the proposed Sale and the name and address of the Prospective Buyer and whether or not the Prospective Buyer is an Affiliate of the Majority Investors. If the Prospective Selling Group consummate the proposed Sale to which reference is made in the Drag Along Notice, each other holder of Shares (each a "Participating Seller", and,
                                                  --------------------
     together with the Prospective Selling Group, collectively, the "Drag Along
                                                                     ----------
     Sellers") shall be bound and obligated to Sell the Drag Along Sale
     -------
     Percentage of his Shares in the proposed Sale on the same terms and conditions, with respect to each Share Sold (subject to Section 4.3.4 in the case of Options), as the Prospective Selling Group shall Sell each Share in the Sale (subject to Section 4.3.4 in the case of Options). Further, in the event that the Prospective Selling Group is given an option as to the form and amount of consideration to be received, all Drag Along Sellers will be given the same option, and if any Drag Along Seller is prohibited by applicable law or regulation (other than federal or state securities law) from receiving such form of consideration, the Company and/or Prospective Selling Group shall use reasonable commercial efforts to cause the prospective purchaser to accommodate such holder to the fullest extent possible, including without limitation, complying with Section 17 of this Agreement. If at the end of the 180th day following the date of the effectiveness of the Drag Along Notice the Prospective Selling Group have not completed the proposed Sale, each Participating Seller shall be released from his obligation under the Drag Along Notice, the Drag Along Notice shall be null and void, and it shall be necessary for a separate Drag Along Notice to be furnished and the terms and provisions of this
     Section 4.2 separately complied with, in order to consummate such proposed Sale pursuant to this Section 4.2.

          4.2.2.  Drag Along Fairness Opinion, etc. The provision of this
                  ---------------------------------
     Section 4.2.2 shall apply in the case of a proposed Sale pursuant to
     Section 4.2 to a Prospective Buyer which is an Affiliate of the Majority Investors.

               4.2.2.1.  Objection Notice. In the case of a proposed Sale
                         ----------------
          pursuant to Section 4.2 to a Prospective Buyer which is an Affiliate of the Majority Investors, if, within ten business days after the effectiveness of the Drag Along Notice in respect of such proposed Sale, the Majority Sellers or the Majority Non-Investor Shareholders shall furnish a written notice to the Company and the Prospective Selling Group to the effect that they dispute the fairness of the per share price to be paid in the proposed Sale as set forth in such Drag Along Notice (an "Objection Notice"), then such proposed Sale shall
                            ----------------
          not be effected pursuant to the provisions of Section 4.2 until the Company or the Prospective Selling Group shall have complied with the terms of Section 4.2.2.2.

               4.2.2.2.  Consultation and Fairness Opinion. (a) After receipt of
                         ---------------------------------
          an Objection Notice, the Prospective Selling Group shall meet with the holders of Shares who shall have delivered such Objection Notice to discuss the per share price to be paid in such proposed Sale as set forth in the Drag Along Notice.

               (b) The Prospective Selling Group may effect a proposed Sale pursuant to Section 4.2 which shall have been the subject of a meeting described in the foregoing clause (a) after the third business day following such meeting unless the Majority Sellers and/or the Majority Non-Investor Shareholders (as applicable) shall have furnished the Company and the Prospective Selling Group with a written notice requesting a fairness opinion. Following such a request, such proposed Sale shall not be effected pursuant to Section 4.2 until the Prospective Selling Group shall have furnished to, or caused to be furnished to, such requesting holders of Shares (with a copy to each other holder of Shares) a notice which includes a favorable written opinion of an Independent Investment Banking Firm to the effect that the Sale is fair to such holders of Shares from a financial point of view (a "Drag Along Fairness Opinion"). In rendering such Drag Along
                   ---------------------------
          Fairness Opinion, such Independent Investment Banking Firm shall consider (i) the form and amount of consideration to be received pursuant to such Sale in respect of shares of Common Stock by holders of shares of Common Stock and (ii) other factors it may deem relevant. In the event the Company or the Prospective Selling Group shall furnish a Drag Along Fairness Opinion to the holders of Shares other than Investor Shares prior to the consummation of a Sale pursuant to the provisions of Section 4.2, there shall be no requirement that the Prospective Selling Group comply with the foregoing provisions of this
          Section 4.2.2. All fees and costs of such Independent Investment Banking Firm shall be paid by the Company.

               4.2.2.3. Preferred Drag Along.  In the event that, at the time
                        --------------------
          of a proposed Sale pursuant to this Section 4.2 to a Prospective Buyer which is an Affiliate of the Majority Investors, the Prospective Selling Group holds shares of the 11.5% Cumulative Preferred Stock of the Company (the "Preferred") such that the Prospective Selling Group possesses the power to cause a Sale of such Preferred Stock pursuant to Section 7.2 of the 11.5% Cumulative Preferred Stock Purchase Agreement dated December 21, 1998 (the "Preferred Agreement") to which the Company and certain subscribers are party, then the Prospective Selling Group will exercise its rights under the Preferred Agreement to cause the Sale to such Prospective Buyer of a Drag Along Percentage of the Preferred Stock under the Preferred Stock Agreement equal to the Drag Along Percentage being sold under this Section 4.2.

     4.3  Miscellaneous.  The following provisions shall be applied to any
          -------------
prospective Sale to which Section 4.1 or 4.2 applies:

          4.3.1.  Certain Legal Requirements. In the event the consideration to
                  --------------------------
     be paid in exchange for Shares in a proposed Sale pursuant to Section 4.1 or Section 4.2 includes any securities, and the receipt thereof by a Participating Seller would require under applicable law (a) the registration or qualification of such securities or of any person as a broker or dealer or agent with respect to such securities or (b) the provision to any Tag Along Seller or Drag Along Seller of any information other than such information as a prudent issuer would furnish to investors in an offering made pursuant to Regulation D solely to "accredited investors", the Prospective Selling Group shall be obligated only to use their reasonable efforts to cause the requirements under Regulation D to be complied with to the extent necessary to permit such Participating Seller to receive such securities, it being understood and agreed that the Prospective Selling Group shall not be under any obligation to effect a registration of such securities under the Securities Act or similar statutes. Notwithstanding any provisions of this Section 4, if use of reasonable efforts does not result in the requirements under Regulation D being complied with to the extent necessary to permit such Participating Seller to receive such securities, the Prospective Selling Group shall cause to be paid to such Participating Seller in lieu thereof, against surrender of the Shares (in accordance with Section 4.3.6 hereof) which would have otherwise been Sold by such Participating Seller to the Prospective Buyer in the Sale, an amount in cash equal to the Fair Market Value of such Shares as of the date of the issuance of securities in exchange for Shares. The obligation of the Prospective Selling Group to use reasonable efforts to cause such requirements to have been complied with to the extent necessary to permit a Participating Seller to receive such securities shall be conditioned on such Participating Seller executing such documents and instruments, and taking such other actions (including without limitation if required by the Prospective Selling Group, agreeing to be represented during the course of such transaction by a "purchaser representative" (as defined in Regulation D) in connection with evaluating the merits and risks of the prospective investment and acknowledging that he was so represented), as the Prospective Selling Group shall reasonably request in order to permit such requirements to be complied with. Unless the Participating Seller in question shall have taken all actions reasonably requested by the Prospective Selling Investors in order to comply with the requirements under Regulation D, such Participating Seller shall not have the right to require the payment of cash in lieu of securities under this Section 4.3.1.

          4.3.2.  Further Assurances.  Each Participating Seller, whether in his
                  ------------------
     capacity as a Participating Seller, stockholder, officer or director of the Company, or otherwise, shall take or cause to be taken all such actions as may be necessary or reasonably desirable in order expeditiously to consummate each Sale pursuant to Section 4.1 or Section 4.2 and any related transactions, including without limitation executing, acknowledging and delivering consents, assignments, waivers and other documents or instruments; furnishing information and copies of documents; filing applications, reports, returns, filings and other documents or instruments with governmental authorities; and otherwise cooperating with the Prospective Selling Group and the Prospective Buyer; provided, however, that Participating Sellers
                                --------  -------
     shall be obligated to become liable in respect of any representations, warranties, covenants, indemnities or otherwise to the Prospective Buyer solely to the extent provided in the immediately following sentence. Without limiting the generality of the foregoing, each Participating Seller agrees to execute and deliver such agreements as may be reasonably specified by the Prospective Selling Group to which such Prospective Selling Group will also be party, including without limitation agreements to (a) make individual representations, warranties, covenants and other agreements as to the unencumbered title to its Shares and the power, authority and legal right to Transfer such Shares and the absence of any Adverse Claim with respect to such Shares and (b) be liable (whether by purchase price adjustment, indemnity payments or otherwise) in respect of representations, warranties, covenants and agreements in respect of the Company and its subsidiaries; provided, however, that, except with respect
                                   --------  -------
     to individual representations, warranties, covenants, indemnities and other agreements of Participating Sellers of the type described in clause (a) above, the aggregate amount of such liability shall not exceed either (i) such Participating Seller's pro rata portion of any such liability, to be determined in accordance with such Participating Seller's portion of the total number of Shares included in such Sale or (ii) the proceeds to such Participating Seller in connection with such Sale.

          4.3.3.  Sale Process. The Prospective Selling Group shall, in their
                  ------------
     sole discretion, decide whether or not to pursue, consummate, postpone or abandon any proposed Sale and the terms and conditions thereof. No Prospective Selling Group or any Affiliate of any member of the Prospective Selling Group shall have any liability to any other holder of Shares arising from, relating to or in connection with the pursuit, consummation, postponement, abandonment or terms and conditions of any proposed Sale except to the extent such member of the Prospective Selling Group shall have failed to comply with the provisions of this Section 4.

          4.3.4.  Treatment of Options.  If any Participating Seller shall Sell
                  --------------------
     Options in any Sale pursuant to Section 4.1 or 4.2, such Participating Seller shall receive in exchange for such Options consideration equal to the amount (if greater than zero) determined by multiplying (a) the purchase price per share of Common Stock received by the holders of the Prospective Selling Group in such Sale less the exercise price per share of such Option by (b) the number of shares of Common Stock issuable upon exercise of such Option (to the extent exercisable at the time of such Sale), subject to reduction for any tax or other amounts required to be withheld under applicable law.

          4.3.5.  Expenses.  All reasonable costs and expenses incurred by the
                  --------
     Prospective Selling Group or the Company in connection with any proposed Sale pursuant to this Section 4 (whether or not consummated), including without limitation all attorneys fees and expenses, all accounting fees and charges and all finders, brokerage or investment banking fees, charges or commissions, shall be paid by the Company. The reasonable fees and expenses of a single legal counsel representing any or all of the other Tag Along Sellers or Drag Along Sellers in connection with any proposed Sale pursuant to this Section 4 (whether or not consummated) shall be paid by the Company. Any other costs and expenses incurred by or on behalf of any or all of the other Tag Along Sellers or Drag Along Sellers in connection with any proposed Sale pursuant to this Section 4 (whether or not consummated) shall be borne by such Tag Along Seller(s) or Drag Along Seller(s).

          4.3.6.  Closing.  The closing of a Sale pursuant to Section 4.1 or 4.2
                  -------
     shall take place at such time and place as the Prospective Selling Group shall specify by notice to each Participating Seller. At the closing of any Sale under this Section 4, each Participating Seller shall deliver the certificates evidencing the Shares to be Sold by such Participating Seller, duly endorsed, or with stock (or equivalent) powers duly endorsed, for transfer with signature guaranteed, free and clear of any liens or encumbrances, with any stock (or equivalent) transfer tax stamps affixed, against delivery of the applicable consideration.

     4.4  Period. The foregoing provisions of this Section 4 shall expire on the
          ------
earlier of (a) a Change of Control or (b) the closing of a Qualified Public Offering.

5.   OTHER INVESTOR TRANSFER RIGHTS.

     5.1  Transfer Restrictions.  No holder of Other Investor Shares shall
          ---------------------
Transfer any of such Shares to any other Person except as set forth below:

          5.1.1  Investors and Company.  Any holder of Other Investor Shares may
                 ---------------------
     Transfer any or all of such Other Investor Shares to (a) any Investor or
     (b) with the Board's approval, (i) the Company or any subsidiary of the Company or (ii) to any director, officer or employee of, or consultant or adviser to, or franchisee (or Affiliate thereof) of, the Company or its subsidiaries.

          5.1.2.  Permitted Transferees.  Subject to the provisions of Section
                  ---------------------
     12.1, any holder of Other Investor Shares may Transfer any or all of such Other Investor Shares to (A) a Person under common control with such holder or (b) in the case of any Regulated Stockholder (as such term is defined in Section 17) pursuant to Section 17(b)(i).

          5.1.3.  Tag Alongs, Drag Alongs, etc. Any holder of Other Investor
                  ----------------------------
     Shares may Transfer any or all of such Other Investor Shares in accordance with the provisions, terms and conditions of Section 4 hereof.

          5.1.4.  Public. Subject to the provisions of Section 11.4.4, any
                  ------
     holder of Other Investor Shares may Transfer any or all of such Other Investor Shares in a Public Offering or, after the closing of an Initial Public Offering, pursuant to Rule 144.

          5.1.5.  Pledge. DP Transitory Corporation may pledge any or all of its
                  ------
     Other Investor Shares and, upon any foreclosure of such pledge such Other Investor Shares may be Transferred free of any restrictions other than restrictions imposed by applicable securities laws.

Any attempted Transfer of Other Investor Shares not in compliance with this
Section 5 shall be null and void, and the Company shall not in any way give effect to any such impermissible Transfer.

     5.2  Period.  The foregoing provisions of this Section 5 shall expire upon
          ------
the earlier of (a) a Change of Control and (b) the closing of a Qualified Public Offering.

6.   SELLER TRANSFER RIGHTS.

     6.1  Transfer Restrictions.  No holder of Seller Shares shall Transfer any
          ---------------------
of such Shares to any other Person except as set forth below

          6.1.1.  Members of Immediate Family.  Subject to the provisions of
                  ---------------------------
     Section 12.1, any holder of Seller Shares may Transfer any or all of such Seller Shares (i) to a Member of the Immediate Family of such holder or
     (ii) after May 31, 2000, to a Charitable Organization.

          6.1.2.  Upon Death. Subject to the provisions of Section 12.1, upon
                  ----------
     the death of any holder of Seller Shares, the Seller Shares held by such holder may be distributed by will or other instrument taking effect at death or by applicable laws of descent and distribution to such holder's estate, executors, administrators and personal representatives, and then to such holder's heirs, legatees or distributees, whether or not such recipients are Members of the Immediate Family of such holder.

          6.1.3.  Investors and Company. Any holder of Seller Shares may
                  ---------------------
     Transfer any or all of such Seller Shares to (a) any Investor or (b) with the Board's approval, the Company or any subsidiary of the Company.

          6.1.4.  Tag Alongs, Drag Alongs, etc. Any holder of Seller Shares may
                  ----------------------------
     Transfer any or all of such Seller Shares in accordance with the provisions, terms and conditions of Section 4 hereof.

          6.1.5  Public. Subject to the provisions of Section 11.4.4, any holder
                 ------
     of Seller Shares may Transfer any or all of such Seller Shares in a Public Offering or, after the closing of an Initial Public Offering, pursuant to Rule 144.

Any attempted Transfer of Seller Shares not in compliance with this Section 6 shall be null and void, and the Company shall not in any way give effect to any such impermissible Transfer.

     6.2  Period.  The foregoing provisions of this Section 6 shall expire upon
          ------
the earlier of (a) a Change of Control and (b) the closing of a Qualified Public Offering.

7.   INTENTIONALLY DELETED

8.   MANAGEMENT TRANSFER RIGHTS.

     8.1  Transfer Restrictions.  No holder of Management Shares shall Transfer
          ---------------------
any of such Shares to any other Person except as set forth below:

          8.1.1.  Members of Immediate Family.  Subject to the provisions of
                 ---------------------------
     Section 12.1, any holder of Management Shares may Transfer any or all of his Management Shares to a Member of the Immediate Family of such holder.

          8.1.2.  Upon Death.  Subject to the provisions of Sections 9 and 12.1,
                  ----------
     upon the death of any holder of Management Shares, the Management Shares held by such holder may be distributed by will or other instrument taking effect at death or by applicable laws of descent and distribution to such holder's estate, executors, administrators and personal representatives, and then to such holder's heirs, legatees or distributees, whether or not such recipients are Members of the Immediate Family of such holder.

          8.1.3.  Investors and Company.  Any holder of Management Shares may
                  ---------------------
     Transfer any or all of such Management Shares to (a) any Investor or (b) with the Board's approval, the Company or any subsidiary of the Company.

          8.1.4.  Puts and Calls. Any holder of Management Shares may Transfer
                  --------------
     any or all of such Management Shares in accordance with the provisions, terms and conditions of Section 9 hereof or pursuant to any put or call right set forth in any agreement between the Company and a Manager which governs Management Shares.

          8.1.5.  Tag Alongs, Drag Alongs, etc. Any holder of Management Shares
                  ----------------------------
     may Transfer any or all of such Management Shares in accordance with the provisions, terms and conditions of Section 4 hereof.

          8.1.6.  Public. Subject to the provisions of Section 11.4.4, any
                  ------
     holder of Management Shares may Transfer any or all of such Management Shares in a Public Offering or, after the closing of an Initial Public Offering, pursuant to Rule 144.

Any attempted Transfer of Management Shares not in compliance with this Section 8 shall be null and void, and the Company shall not in any way give effect to any such impermissible Transfer.

     8.2  Period.  The foregoing provisions of this Section 8 shall expire upon
          ------
the earlier of (a) a Change of Control and (b) the closing of a Qualified Public Offering.

9.   OPTIONS TO PURCHASE SHARES.

     9.1  Call Options.  Except as the Company may otherwise agree, upon any
          ------------
termination of the employment by the Company and its subsidiaries of any holder of Management Shares, the Company shall have the right to purchase for cash or notes (as provided below in this Section 9.1) all or any portion of the Management Shares, held by such holder or originally issued to such holder but held by one or more Permitted Transferees (collectively, the "Stockholder Call
                                                              ----------------
Group") on the following terms:
-----

          9.1.1.  Termination of Employment For Cause.
                  -----------------------------------

               (a) If the employment of any Manager with the Company or any of its subsidiaries is terminated by the Company or its subsidiaries for Cause, then the Company may purchase all or any portion of the Management Shares held by such Manager's Stockholder Call Group at a price equal to the lesser of the Cost or the Fair Market Value of such Shares on the date of such termination.

               (b) Subject to the provisions of Section 9.2, in each case Shares are purchased pursuant to clause (a) above, the Company will pay for such Management Shares in cash.

          9.1.2.  Other Termination of Employment.
                  -------------------------------

               (a) If the employment of any Manager with the Company or any of its subsidiaries is terminated for any reason other than by the Company or its subsidiaries for Cause, then the Company may purchase all or any portion of the Management Shares held by such Manager's Stockholder Call Group at a price equal to the Fair Market Value of such Shares on the date of such termination.

               (b) Subject to the provisions of Section 9.2, in each case Shares are purchased pursuant to clause (a) above, the Company will pay for such Management Shares in cash.

          9.1.3.  Treatment of Options. If any Management Shares to be Sold to
                  --------------------
     the Company pursuant to this Section 9.1 are Options, the holder of such Management Shares shall receive in exchange for such Options consideration equal to the amount (if greater than zero) determined by multiplying (a) the purchase price per share of Common Stock determined as set forth in this Section 9.1 less the exercise price per share of such Option by (b) the number of shares of Common Stock issuable upon exercise of such Option (to the extent exercisable at the time of such Sale), subject to reduction for any tax or other amounts required to be withheld under applicable law.

          9.1.4.  Notices, etc.  Any Call Option may be exercised by delivery of
                  ------------
     written notice thereof (the "Call Notice") to all members of the applicable
                                  -----------
     Stockholder Call Group within 60 days of the effectiveness of the termination of employment in question (the "Call Option Exercise Period").
                                                 ---------------------------
     The Call Notice shall state that the Company has elected to exercise the Call Option, and the number and price of the Shares with respect to which the Call Option is being exercised.

          9.1.5.  Prepayment.  Any promissory note issued under this Section 9.1
                  ----------
     may be prepaid in whole or in part at any time and from time to time without premium or penalty.

     9.2  Cash Payments.  If any payment of cash required upon the purchase and
          -------------
sale of Management Shares to the Company upon the exercise of any Call Option or any payment on a promissory note issued under this Section 9.2 would (a) constitute, result in or give rise to any breach or violation of, or any default or right or cause of action under, any agreement to which the Company or any of its subsidiaries is, from time to time, a party or (b) leave the Company and its subsidiaries with less cash than, in the good faith judgment of the Board, is necessary to operate the business of the Company and its subsidiaries in the ordinary course of business, then,

               (i) in the case of a cash payment due at a closing of any purchase and sale of Management Shares to the Company upon the exercise of any Call Option, the Company will issue a promissory note of the Company in the aggregate principal amount of such payment, the principal amount of which note will be due and payable in four equal annual installments, the first such installment becoming due and payable on the first anniversary of the issuance of such note, and interest will accrue on such note from the date of issuance at a floating rate equal to the Credit Agreement Rate and be payable annually in arrears, in each case subject to the provisions of clause
          (ii) below, and

               (ii) in the case of the cash payment in respect of a promissory note issued under this Section 9.2, notwithstanding any of the provisions of such note, including without limitation, the stated maturity of such note and the stated date on which interest payments are due, such payment will not become due and payable until such time as such payment can be made without violating any such agreement and not resulting in the Company and its subsidiaries having less cash than the Board determines is necessary to operate the business as contemplated above; provided, however, that
                                                         --------  -------
          the promissory note shall be payable in full upon a Change of Control.

     9.3  Closing.  The closing of any purchase and sale of Management Shares
          -------
pursuant to this Section 9 shall take place as soon as reasonably practicable and in no event later than 30 days after termination of the applicable Call Option Exercise Period at the principal office of the Company, or at such other time and location as the parties to such purchase may mutually determine. At the closing of any purchase and sale of Management Shares pursuant to any Call Options, the holders of Shares to be sold shall deliver to the Company a certificate or certificates representing the Shares to be purchased by the Company duly endorsed, or with stock (or equivalent) powers duly endorsed, for transfer with signature guaranteed, free and clear of any lien or encumbrance, with any necessary stock (or equivalent) transfer tax stamps affixed, and the Company shall pay to such holder by certified or bank check or wire transfer of immediately available federal funds or note, as may be applicable, the purchase price of the Shares being purchased by the Company. The delivery of a certificate or certificates for Shares by any Person selling Shares pursuant to any Call Option shall be deemed a representation and warranty by such Person that: (a) such Person has full right, title and interest in and to such Shares,
(b) such Person has all necessary power and authority and has taken all necessary action to sell such Shares as contemplated, (c) such Shares are free and clear of any and all liens or encumbrances and (d) there is no Adverse Claim with respect to such Shares.

     9.4  Acknowledgment.  Each holder of Management Shares acknowledges and
          --------------
agrees that neither the Company nor any Person directly or indirectly affiliated with the Company (in each case whether as a director, officer, manager, employee, agent or otherwise) shall have any duty or obligation to affirmatively disclose to him, and he shall not have any right to be advised of, any material information regarding the Company or otherwise at any time prior to, upon, or in connection with any termination of his employment by the Company and its subsidiaries or any repurchase of the Shares upon the exercise of any Call Option.

     9.5  Period.  The foregoing provisions of this Section 9 shall expire upon
          ------
the earlier of (a) a Change of Control and (b) the closing of the Qualified Public Offering.

10. PREEMPTIVE RIGHT. The Company shall not issue or sell any shares of any of its capital stock or any securities convertible into or exchangeable for any shares of its capital stock, issue or grant any options or warrants for the purchase of, or enter into any agreements providing for the issuance (contingent or otherwise) of, any of its capital stock or any stock or securities convertible into or exchangeable for any shares of its capital stock, in each case, to any Investor or an Affiliate thereof (each an "Issuance" of "Subject
                                                        --------      -------
Securities"), except in compliance with the following provisions of this Section
----------
10.

     10.1.  Right of Participation.
            ----------------------

          10.1.1.  Offer. Not fewer than twenty days prior to the consummation
                   -----
     of the Issuance, a notice (the "Preemption Notice") shall be furnished by
                                     -----------------
     the Company to each holder of Investor Shares, Other Investor Shares, Seller Shares, and Management Shares (the "Preemptive Offerees"). The
                                                -------------------
     Preemption Notice shall include:

               (a) The principal terms of the proposed Issuance, including without limitation the amount and kind of Subject Securities to be included in the Issuance, the number of Equivalent Shares represented by such Subject Securities (if applicable), the percentage of the total number of Equivalent Shares outstanding as of immediately prior to giving effect to such Issuance which the number of Equivalent Shares held by such Preemptive Offeree constitutes (the "Preemptive
                                                                   ----------
          Portion"), the maximum and minimum price (including without limitation
          -------
          if applicable, the maximum and minimum Price Per Equivalent Share) per unit of the Subject Securities and the name and address of the Investor or Affiliate to whom the Subject Securities will be Issued (the "Prospective Subscriber"); and
                ----------------------

               (b) An offer by the Company to Issue, at the option of each Preemptive Offeree, to such Preemptive Offeree such portion of the Subject Securities to be included in the Issuance as may be requested by such Preemptive Offeree (not to exceed the Preemptive Portion of the total amount of Subject Securities to be included in the Issuance), on the same terms and conditions, with respect to each unit of Subject Securities issued to the Preemptive Offerees, as each of the Prospective Subscribers shall be Issued units of Subject Securities.

          10.1.2.  Exercise.
                   --------

               10.1.2.1.  General. Each Preemptive Offeree desiring to accept
                          -------
          the offer contained in the Preemption Notice shall send a written commitment to the Company within twenty days after the effectiveness of the Preemption Notice specifying the amount of Subject Securities (not in any event to exceed the Preemptive Portion of the total amount of Subject Securities to be included in the Issuance) which such Preemptive Offeree desires to be issued (each a "Participating
                                                           -------------
          Buyer"). Each Preemptive Offeree who has not so accepted such offer
          -----
          shall be deemed to have waived all of his rights with respect to the Issuance, and the Company shall thereafter be free to Issue Subject Securities in the Issuance to the Prospective Subscriber and any Participating Buyers, at a price no less than the minimum price set forth in the Preemption Notice and on other principal terms not substantially more favorable to the Prospective

          Subscriber than those set forth in the Preemption Notice, without any further obligation to such non-accepting Preemptive Offerees. If, prior to consummation, the terms of such proposed Issuance shall change with the result that the price shall be less than the minimum price set forth in the Preemption Notice or the other principal terms shall be substantially more favorable to the Prospective Subscriber than those set forth in the Preemption Notice, it shall be necessary for a separate Preemption Notice to be furnished, and the terms and provisions of this Section 10.1 separately complied with, in order to consummate such Issuance pursuant to this Section 10.1.

               10.1.2.2.  Irrevocable Acceptance.  The acceptance of each
                          ----------------------
          Participating Buyer shall be irrevocable except as hereinafter provided, and each such Participating Buyer shall be bound and obligated to acquire in the Issuance on the same terms and conditions, with respect to each unit of Subject Securities Issued, as the Prospective Subscriber, such amount of Subject Securities as such Participating Buyer shall have specified in such Participating Buyer's written commitment.

               10.1.2.3.  Time Limitation. If at the end of the 180th day
                          ---------------
          following the date of the effectiveness of the Preemption Notice the Company has not completed the Issuance, each Participating Buyer shall be released from his obligations under the written commitment, the Preemption Notice shall be null and void, and it shall be necessary for a separate Preemption Notice to be furnished, and the terms and provisions of this Section 10.1 separately complied with, in order to consummate such Issuance pursuant to this Section 10.1.

          10.1.3.  Other Securities. The Company may condition the participation
                   ----------------
     of the Preemptive Offerees in an Issuance upon the purchase by such Preemptive Offerees of any securities (including without limitation debt securities) other than Subject Securities ("Other Securities") in the event
                                                 ----------------
     that the participation of the Prospective Subscriber in such Issuance is so conditioned. In such case, each Participating Buyer shall acquire in the Issuance, together with the Subject Securities to be acquired by it, Other Securities in the same proportion to the Subject Securities to be acquired by it as the proportion of Other Securities to Subject Securities being acquired by the Prospective Subscriber in the Issuance, on the same terms and conditions, as to each unit of Subject Securities and Other Securities issued to the Participating Buyers, as the Prospective Subscriber shall be issued units of Subject Securities and Other Securities.

          10.1.4.  Certain Legal Requirements. In the event that the
                   --------------------------
     participation in the Issuance by a holder of Shares as a Participating Buyer would require under applicable law (a) the registration or qualification of such securities or of any person as a broker or dealer or agent with respect to such securities or (b) the provision to any participant in the Sale of any information other than such information as a prudent issuer would furnish to investors in an offering made pursuant to Regulation D solely to "accredited investors", the Company shall be obligated only to use its reasonable efforts to cause the requirements under Regulation D to be complied with to the extent necessary to permit such Participating Buyer to receive such securities, it being understood and agreed that the Company shall not be under any obligation to effect a registration of such securities under the Securities Act or similar state statutes. Notwithstanding any provision of this Section 10, if the use of reasonable efforts shall not result in such requirements being complied with to the extent necessary to permit such holder of Shares to participate in the Issuance, such holder shall not be entitled to participate in the Issuance. The obligation of the Company to use reasonable efforts to cause such requirements to be complied with to the extent necessary to permit a holder of Shares to participate in the Issuance shall be conditioned upon such holder of Shares executing such documents and instruments, and taking such other actions (including without limitation if required by the Company, agreeing to be represented during the course of such transaction by a "purchaser representative" (as defined in Regulation D) in connection with evaluating the merits and risks of the prospective investment and acknowledging that he was so represented), as the Company shall reasonably request in order to permit such requirements to have been complied with. Unless the holder of Shares in question shall have taken all actions reasonably requested by the Company in connection with the Issuance in order to comply with the requirements under Regulation D, such holder shall not have the right to participate in the Issuance.

          10.1.5.  Further Assurances. Each Preemptive Offeree and each
                   ------------------
     Stockholder to whom the Shares held by such Preemptive Offeree were originally issued, shall, whether in his capacity as a Participating Buyer, Stockholder, officer or director of the Company, or otherwise, take or cause to be taken all such reasonable actions as may be necessary or reasonably desirable in order expeditiously to consummate each Issuance pursuant to this Section 10.1 and any related transactions, including without limitation executing, acknowledging and delivering consents, assignments, waivers and other documents or instruments; filing applications, reports, returns, filings and other documents or instruments with governmental authorities; and otherwise cooperating with the Company and the Prospective Subscriber. Without limiting the generality of the foregoing, each Participating Buyer and Stockholder agrees to execute and deliver such subscription and other agreements specified by the Company to which the Prospective Subscriber will be party.

          10.1.6.  Expenses.  All reasonable costs and expenses incurred by the
                   --------
     holders of Investor Shares or the Company in connection with any proposed Issuance of Subject Securities (whether or not consummated), including without limitation all attorney's fees and charges, all accounting fees and charges and all finders, brokerage or investment banking fees, charges or commissions, shall be paid by the Company. The reasonable fees and expenses of a single legal counsel representing any or all of the other holders of Shares in connection with such proposed Issuance of Subject Securities

     (whether or not consummated) shall be paid by the Company. Any other costs and expenses incurred by or on behalf of any other holder of Shares in connection with such proposed Issuance of Subject Securities (whether or not consummated) shall be borne by such holder.

          10.1.7.  Closing.  The closing of an Issuance pursuant to Section 10.1
                   -------
     shall take place at such time and place as the Company shall specify by notice to each Participating Buyer. At the Closing of any Issuance under this Section 10.1.7, each Participating Buyer shall be delivered the notes, certificates or other instruments evidencing the Subject Securities (and, if applicable, Other Securities) to be Issued to such Participating Buyer, registered in the name of such Participating Buyer or his designated nominee, free and clear of any liens or encumbrances, with any transfer tax stamps affixed, against delivery by such Participating Buyer of the applicable consideration.

     10.2.  Excluded Transactions.  Notwithstanding the preceding provisions of
            ---------------------
this Section 10, the preceding provisions of this Section 10 shall not restrict:

          (a) Any Issuance of Common Stock upon the exercise or conversion of any Options or Convertible Securities outstanding on the date hereof or Issued after the date hereof in compliance with the provisions of this
     Section 10;

          (b) The Issuance of Shares to the Investors and the Other Investors at Closing in accordance with the Merger Agreement; and

          (c) Any Issuance of Class A Common Stock upon exchange of Class A Common Stock pursuant to the Bain Subscription Agreement.

     10.3.  Period. The foregoing provisions of this Section 10 shall expire on
            ------
the earlier of (a) a Change of Control or (b) the closing of the Initial Public Offering.

11. REGISTRATION RIGHTS. The Company will perform and comply, and cause each of its subsidiaries to perform and comply, with such of the following provisions as are applicable to it. Each holder of Shares will perform and comply with such of the following provisions as are applicable to such holder.

     11.1.  Demand Registration Rights for Investor Shares.
            ----------------------------------------------

          11.1.1.  General. One or more holders of Investor Shares representing
                   -------
     at least 25% of the total amount of Investor Shares then outstanding ("Initiating Investors"), by notice to the Company specifying the intended
       --------------------
     method or methods of disposition, may request that the Company effect the registration under the Securities Act for a Public Offering of all or a specified part of the Registrable Securities held by such Initiating

     Investors (for purposes of this Agreement, "Registrable Investor
                                                 --------------------
     Securities" shall mean Registrable Securities constituting Investor
     ----------
     Shares). The Company will then use its best efforts to effect the registration under the Securities Act of the Registrable Securities which the Company has been requested to register by such Initiating Investors together with all other Registrable Securities which the Company has been requested to register pursuant to Section 11.3 or by other holders of Registrable Investor Securities by notice delivered to the Company within 20 days after the Company has given the notice required by Section 11.3.1 (which request shall specify the intended method of disposition of such Registrable Securities), all to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities which the Company has been so requested to register; provided, however, that the Company shall not be obligated to
               --------  -------
     take any action to effect any such registration pursuant to this Section 11.1.1:

                     (a) Within 180 days immediately following the effective date of any registration statement pertaining to an underwritten public offering of securities of the Company for its own account (other than a Rule 145 Transaction, or a registration relating solely to employee benefit plans); or

                     (b)   On any form other than Form S-3 (or any successor
               form) if the Company has previously effected three or more registrations of Registrable Securities under this Section 11.1.1 on any form other than Form S-3 (or any successor form); provided, however, that no registrations of Registrable
               --------  -------
               Securities which shall not have become and remained effective in accordance with the provisions of this Section 11, and no registrations of Registrable Securities pursuant to which the Initiating Investors and all other holders of Registrable Investor Securities joining therein are not able to include at least 90% of the Registrable Securities which they desired to include, shall be included in the calculation of numbers of registrations contemplated by this clause (b).

               11.1.1.1.  Form. Except as otherwise provided above, each
                          ----
          registration requested pursuant to this Section 11.1.1 shall be effected by the filing of a registration statement on Form S-1 (or any other form which includes substantially the same information as would be required to be included in a registration statement on such form as currently constituted), unless the use of a different form has been agreed to in writing by holders of at least a majority of the Registrable Investor Securities to be included in the proposed registration statement in question (the "Majority Participating
                                                   ----------------------
          Investors").
          ----------

          11.1.2.  Payment of Expenses.  The Company shall pay all reasonable
                   -------------------
     expenses of holders of Investor Shares incurred in connection with each registration of Registrable Securities requested pursuant to this Section 11.1, other than underwriting discount and commission, if any, and applicable transfer taxes, if any.

          11.1.3.  Additional Procedures. In the case of a registration pursuant
                   ---------------------
     to Section 11.1 hereof, whenever the Majority Participating Investors shall request that such registration shall be effected pursuant to an underwritten o ffering, the Company shall include such information in the written notices to holders of Registrable Securities referred to in Section
     11.3. In such event, the right of any holder of Registrable Securities to have securities owned by such holder included in such registration pursuant to Section 11.1 shall be conditioned upon such holder's participation in such underwriting and the inclusion of such holder's Registrable Securities in the underwriting (unless otherwise mutually agreed upon by the Majority Participating Investors and such holder). If requested by such underwriters, the Company together with the holders of Registrable Securities proposing to distribute their securities through such underwriting will enter into an underwriting agreement with such underwriters for such offering containing such representations and warranties by the Company and such holders and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including without limitation customary indemnity and contribution provisions (subject, in each case, to the limitations on such liabilities set forth in this Agreement).

     11.2.  [INTENTIONALLY DELETED]

     11.3.  Piggyback Registration Rights.
            -----------------------------

          11.3.1.  Piggyback Registration.
                   ----------------------

               11.3.1.1.  General. Each time the Company proposes to register
                          -------
          any shares of Common Stock under the Securities Act on a form which would permit registration of Registrable Securities for sale to the public, for its own account or pursuant to Section 11.1.1 (or at any other time an Investor or an Affiliated Fund is participating in the registration of Registrable Securities), for sale in a Public Offering, the Company will give notice to all holders of Registrable Securities of its intention to do so. Any such holder may, by written response delivered to the Company within 20 days after the effectiveness of such notice, request that all or a specified part of the Registrable Securities held by such holder be included in such registration. The Company thereupon will use its reasonable efforts to cause to be included in such registration under the Securities Act all shares of Common Stock which the Company has been so requested to register by such holders, to the extent required to permit the disposition (in accordance with the methods to be used by the Company or other holders of shares of Common Stock in such Public Offering) of the Registrable Securities to be so registered. No registration of Registrable Securities effected under this Section 11.3 shall relieve the Company of any of its obligations to effect registrations of Registrable Securities pursuant to Section 11.1 hereof.

               11.3.1.2.  Excluded Transactions. The Company shall not be
                          ---------------------
          obligated to effect any registration of Registrable Securities under this Section 11.3 incidental to the registration of any of its securities in connection with:

                    (a) Any Public Offering relating to employee benefit plans or dividend reinvestment plans or to any equity plan for franchisees or sale of equity to any franchisee (or Affiliate thereof);

                    (b) Any Public Offering relating to the acquisition or merger after the date hereof by the Company or any of its subsidiaries of or with any other businesses; or

                    (c) The Initial Public Offering unless (i) such offering shall have been initiated by the Investors pursuant to Section
               11.1.1 or (b) one or more Investors shall have requested that all or a specified part of its Registrable Securities be included in such offering pursuant to this Section 11.3.1.

          11.3.2.  Payment of Expenses.  The Company shall pay all reasonable
                   -------------------
     expenses of a single legal counsel representing any and all holders of Registrable Securities incurred in connection with each registration of Registrable Securities requested pursuant to this Section 11.3.

          11.3.3.  Additional Procedures. Holders of Shares participating in any
                   ---------------------
     Public Offering pursuant to this Section 11.3 shall take all such actions and execute all such documents and instruments that are reasonably requested by the Company to effect the sale of their Shares in such Public Offering, including without limitation being parties to the underwriting agreement entered into by the Company and any other selling shareholders in connection therewith and being liable in respect of the representations and warranties by, and the other agreements (including without limitation customary selling stockholder representations, warranties, indemnifications and "lock-up" agreements) for the benefit of the underwriters provided,
                                                                   --------
     however, that (a) with respect to individual representations, warranties,
     -------
     indemnities and agreements of sellers of Shares in such Public Offering, the aggregate amount of such liability shall not exceed such holder's net proceeds from such offering and (b) to the extent selling stockholders give further representations, warranties and indemnities, then with respect to all other representations, warranties and indemnities of sellers of shares in such Public Offering, the aggregate amount of such liability shall not exceed the lesser of (i) such holder's pro rata portion of any such liability, in accordance with such holder's portion of the total number of Shares included in the offering or (ii) such holder's net proceeds from such offering.

     11.4.  Certain Other Provisions.
             -----------------------

          11.4.1.   Underwriter's Cutback. In connection with any registration
                    ---------------------
     of shares, the underwriter may determine that marketing factors (including without limitation an adverse effect on the per share offering price) require a limitation of the number of shares to be underwritten. Notwithstanding any contrary provision of this Section 11 and subject to the terms of this Section 11.4.1, the underwriter may limit the number of shares which would otherwise be included in such registration by excluding any or all Registrable Securities from such registration (it being understood that the number of shares which the Company seeks to have registered in such registration shall not be subject to exclusion, in whole or in part, under this Section 11.4.1). Upon receipt of notice from the underwriter of the need to reduce the number of shares to be included in the registration, the Company shall advise all holders of the Company's securities that would otherwise be registered and underwritten pursuant hereto, and the number of shares of such securities, including Registrable Securities, that may be included in the registration shall be allocated in the following manner, unless the underwriter shall determine that marketing factors require a different allocation: shares, other than Registrable Securities, requested to be included in such registration by shareholders shall be excluded unless the Company has, with the consent of the Majority Investors, granted registration rights which are to be treated on an equal basis with Registrable Securities for the purpose of the exercise of the underwriter cutback; and, if a limitation on the number of shares is still required, the number of Registrable Securities and other shares of Common Stock that may be included in such registration shall be allocated among holders thereof in proportion, as nearly as practicable, to the respective amounts of Common Stock which each shareholder requested be registered in such registration. For purposes of any underwriter cutback, all Common Stock held by any holder of Registrable Securities which is a partnership or corporation shall also include any Common Stock held by the partners, retired partners, shareholders or affiliated entities of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons, and such holder and other persons shall be deemed to be a single selling holder, and any pro rata reduction with respect to such selling holder shall be based upon the aggregate amount of Common Stock owned by all entities and individuals included in such selling holder, as defined in this sentence. No securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If any holder of Registrable Securities disapproves of the terms of the underwriting, it may elect to withdraw therefrom by written notice to the Company and the underwriter. The Registrable Securities so withdrawn shall also be withdrawn from registration.

          11.4.2.  Other Actions. If and in each case when the Company is
                   -------------
     required to use its best efforts to effect a registration of any Registrable Securities as provided in this Section 11, the Company shall take appropriate and customary actions in furtherance thereof, including, without limitation: (a) promptly filing with the Commission a registration statement and using reasonable efforts to cause such registration statement to become effective, (b) preparing and filing with the Commission such amendments and supplements to such registration statements as may be required to comply with the Securities Act and to keep such registration statement effective for a period not to exceed 180 days from the date of effectiveness or such earlier time as the Registrable Securities covered by such registration statement shall have been disposed of in accordance with the intended method of distribution therefor or the expiration of the time when a prospectus relating to such registration is required to be delivered under the Securities Act, (c) use its best efforts to register or qualify such Registrable Securities under the state securities or "blue sky" laws of such jurisd ictions as the sellers shall reasonably request; provided,
                                                                     --------
     however, that the Company shall not be obligated to file any general
     -------
     consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it would not otherwise be so subject, and (d) otherwise cooperate reasonably with, and take such customary actions as may reasonably be requested by the holders of Registrable Securities in connection with, such registration.

          11.4.3.  Selection of Underwriters and Counsel.  The underwriters and
                   -------------------------------------
     legal counsel to be retained in connection with any Public Offering shall be selected by the Board or, in the case of an offering following a request therefor under Section 11.1.1, the Initiating Investors.

          11.4.4. Lock-Up. Without the prior written consent of the underwriters managing any Public Offering, for a period beginning seven days immediately preceding and ending on the 180th day following the effective date of the registration statement used in connection with such offering, no holder of Shares (whether or not a selling shareholder pursuant to such registration statement) shall (a) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise Transfer, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for such Common Stock or (b) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock, whether any such transaction described in clause (a) or (b) above is to be settled by delivery of such Common Stock or such other securities, in cash or otherwise; provided, however, that the
                                                     --------  -------
     foregoing restrictions shall not apply to (i) transactions relating to shares of Common Stock or other securities acquired in open market transactions after the completion of the Initial Public Offering or (ii) Transfers to a Permitted Transferee of such holder in accordance with the terms of this Agreement or (iii) conversions of shares of Common Stock into other classes of Common Stock without change of holder.

     11.5.  Indemnification and Contribution.
            --------------------------------

          11.5.1.  Indemnities of the Company. In the event of any registration
                   --------------------------
     of any Registrable Securities or other debt or equity securities of the Company or any of its subsidiaries under the Securities Act pursuant to this Section 11 or otherwise, and in connection with any registration statement or any other disclosure document produced by or on behalf of the Company or any of its subsidiaries including without limitation reports required and other documents filed under the Exchange Act and other documents purs uant to which any debt or equity securities of the Company or any of its subsidiaries are sold (whether or not for the account of the Company or its subsidiaries), the Company will, and hereby does, and will cause each of its subsidiaries, jointly and severally to, indemnify and hold harmless each seller of Registrable Securities, any Person who is or might be deemed to be a controlling Person of the Company or any of its subsidiaries within the meaning of Section 15 of the Securities Act or
     Section 20 of the Exchange Act, their respective direct and indirect partners, advisory board members, directors, officers, trustees, members and shareholders, and each other Person, if any, who controls any such seller or any such holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each such person being referred to herein as a "Covered Person"), against any losses, claims,
                              --------------
     damages or liabilities (or actions or proceedings in respect thereof), joint or several, to which such Covered Person may be or become subject under the Securities Act, the Exchange Act, any other securities or other law of any jurisdiction, the common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (a) any untrue statement or alleged untrue statement of any material fact contained or incorporated by reference in any registration statement under the Securities Act, any preliminary prospectus or final prospectus included therein, or any related summary prospectus, or any amendment or supplement thereto, or any document incorporated by reference therein, or any other such disclosure document (including without limitation reports and other documents filed under the Exchange Act and any document incorporated by reference therein) or other document or report, (b) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (c) any violation or alleged violation by the Company or any of its subsidiaries of any federal, state, foreign or common law rule or regulation applicable to the Company or any of its subsidiaries and relating to action or inaction in connection with any such registration, disclosure document or other document or report, and will reimburse such Covered Person for any legal or any other expenses incurred by it in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that
                                              --------  -------
     neither the Company nor any of its subsidiaries shall be liable to any Covered Person in any such case to the extent that any such loss, claim, damage, liability, action or proceeding arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement, incorporated document or other such disclosure document or other document or report, in reliance upon and in conformity with written information furnished to the Company or to any of its subsidiaries through an instrument duly executed by such Covered Person specifically stating that it is for use in the preparation thereof. The indemnities of the Company and of its subsidiaries contained in this Section 11.5.1 shall remain in full force and effect regardless of any investigation made by or on behalf of such Covered Person and shall survive any transfer of securities.

          11.5.2.  Indemnities to the Company.  The Company and any of its
                   --------------------------
     subsidiaries may require, as a condition to including any securities in any registration statement filed pursuant to this Section 11, that the Company and any of its subsidiaries shall have received an undertaking satisfactory to it from the prospective seller of such securities, to indemnify and hold harmless the Company and any of its subsidiaries, each director of the Company or any of its subsidiaries, each officer of the Company or any of its subsidiaries who shall sign such registration statement, each other Person (other than such seller), if any, who controls the Company and any of its subsidiaries within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and each other prospective seller of such securities with respect to any statement in or omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus included therein, or any amendment or supplement thereto, or any other disclosure document (including without limitation reports and other documents filed under the Exchange Act or any document incorporated therein) or other document or report, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company or any of its subsidiaries through an instrument executed by such seller specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement, incorporated document or other document or report. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company, any of its subsidiaries or any such director, officer or controlling Person and shall survive any transfer of securities.

          11.5.3.  Contribution. If the indemnification provided for in Sections
                   ------------
     11.5.1 or 11.5.2 hereof is unavailable to a party that would have been entitled to indemnification pursuant to the foregoing provisions of this
     Section 11.5 (an "Indemnitee") under any such Section in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each party that would have been an indemnifying party thereunder shall, in lieu of indemnifying such Indemnitee, contribute to the amount paid or payable by such

     Indemnitee as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative fault of such indemnifying party on the one hand and such Indemnitee on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof). The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or such Indemnitee and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties agree that it would not be just or equitable if contribution pursuant to this Section 11.5.3 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the preceding sentence. The amount paid or payable by a contributing party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 11.5.3 shall include any legal or other expenses reasonably incurred by such Indemnitee in connection with investigating or defending any such action or claim. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          11.5.4.  Limitation on Liability of Holders of Registrable Securities.
                   ------------------------------------------------------------
     The liability of each holder of Registrable Securities in respect of any indemnification or contribution obligation of such holder arising under this Section 11.5 shall not in any event exceed an amount equal to the net proceeds to such holder (after deduction of all underwriters' discounts and commissions) from the disposition of the Registrable Securities disposed of by such holder pursuant to such registration.

12.  CERTAIN ISSUANCES AND TRANSFERS, ETC.

     12.1.  Transfers to Permitted Transferees. Each holder of Shares agrees
            ----------------------------------
that no Transfer of any such Shares to any Permitted Transferee shall be effective unless such Permitted Transferee has delivered to the Company a written acknowledgment and agreement in form and substance reasonably satisfactory to the Company that such Shares to be received by such Permitted Transferee shall remain Investor Shares, Other Investor Shares, Seller Shares, or Management Shares hereunder, as the case may be, and shall continue to be subject to all of the provisions of this Agreement and that such Permitted Transferee shall be bound by and a party to this Agreement as the holder of Investor Shares, Other Investor Shares, Seller Shares, or Management Shares, as the case may be, hereunder.

     12.2.  Other Transfers and Issuances. Notwithstanding any other provision
            -----------------------------
of this Agreement, (a) Shares Transferred (i) pursuant to Section 4.1 (other than 4.1.6(a), (b) or (c)) or 4.2 hereof or (ii) in a Public Offering or after the Initial Public Offering pursuant to

Rule 144 or (iii) after foreclosure pursuant to Section 5.1.5 shall be conclusively deemed thereafter not to be Shares (or Investor Sha res, Other Investor Shares, Seller Shares or Management Shares) under this Agreement and not to be subject to any of the provisions hereof or entitled to the benefit of any of the provisions hereof, (b) Shares Transferred as described in Section 4.1.6(c) shall upon acquisition be deemed for all purposes hereof to be either Management Shares or Other Investor Shares hereunder (as the Board of Directors may specify) and each holder of Investor Shares agrees that it will not Transfer any such Shares to any Person described in Section 4.1.6(c) unless such Person shall have executed a counterpart signature page to this Agreement and has delivered to the Company a written acknowledgment and agreement in form and substance reasonably satisfactory to the Company that such Shares to be received shall be deemed to be Management Shares or Other Investor Shares, as applicable, and shall be subject to all of the provisions of this Agreement and that such Person shall be bound by and a party to this Agreement as a holder of Management Shares or Other Investor Shares hereunder and (c) any (i) Other Investor Shares acquired by any holder of Shares pursuant to Section 5.1.1, (ii) Seller Shares acquired by any holder of Shares pursuant to Section 6.1.1, (iii) Management Shares acquired by any holder of Shares pursuant to Section 8.1.1 and (iv) Subject Securities constituting Common Stock acquired by any holder of Shares pursuant to Section 10 hereof shall upon such acquisition be deemed for all purposes hereof to be Investor Shares, Other Investor Shares, Seller Shares or Management Shares hereunder, as the case may be, of like kind with the other Shares held by such acquiring holder.

13.  REMEDIES.

     13.1.  Generally.  The Company and each holder of Shares shall have all
            ---------
remedies available at law, in equity or otherwise in the event of any breach or violation of this Agreement or any default hereunder by the Company or any holder of Shares. The parties acknowledge and agree that in the event of any breach of this Agreement, in addition to any other remedies which may be available, each of the parties hereto shall be entitled to specific performance of the obligations of the other parties hereto and, in addition, to such other equitable remedies (including without limitation preliminary or temporary relief) as may be appropriate in the circumstances.

     13.2.  Deposit.  Without limiting the generality of Section 13.1, if any
            -------
holder of Shares fails to deliver to the Company the certificate or certificates evidencing Shares to be sold to the Company pursuant to Section 4 or 9 hereof, the Company may, at its option, in addition to all other remedies it may have, deposit the purchase price (including any promissory note constituting all or any portion thereof) for such Shares with any national bank or trust company having combined capital, surplus and undivided profits in excess of One Hundred Million Dollars ($100,000,000) (the "Escrow Agent") and the Company shall cancel
                                     ------------
on its books the certificate or certificates representing such Shares and thereupon all of such holder's rights in and to such Shares shall terminate. Thereafter, upon delivery to the Company by such holder of the certificate or certificates evidencing such Shares (duly endorsed, or with stock powers duly endorsed, for transfer, with signature guaranteed, free and clear of any liens or encumbrances, and with any stock transfer tax stamps affixed), the Company shall instruct the Escrow Agent to deliver the purchase price (without any interest from the date of the closing to the date of such delivery, any such interest to accrue to the Company) to such holder.

14.  LEGENDS.

     14.1.  Restrictive Legend.  Each certificate representing Shares shall have
            ------------------
the following legend endorsed conspicuously thereupon:

          The voting of the shares of stock represented by this certificate, and the sale, encumbrance or other disposition thereof, are subject to the provisions of a Stockholders Agreement to which the issuer and certain of its stockholders are party, a copy of which may be inspected at the principal office of the issuer or obtained from the issuer without charge.

     Each certificate representing Investor Shares shall also have the following legend endorsed conspicuously thereupon:

          The shares of stock represented by this certificate were originally issued to, or issued with respect to shares originally issued to, the
     following Investor:                          .
                         -------------------------

     Each certificate representing Other Investor Shares shall also have the following legend endorsed conspicuously thereupon:

          The shares of stock represented by this certificate were originally issued to, or issued with respect to shares originally issued to, the
     following Other Investor:                          .
                               -------------------------

     Each certificate representing Seller Shares shall also have the following legend endorsed conspicuously thereupon:

          The shares of stock represented by this certificate were originally issued to, or issued with respect to shares originally issued to, the
     following Seller:                          .
                       -------------------------

     Each certificate representing Management Shares shall also have the following legend endorsed conspicuously thereupon:

          The shares of stock represented by this certificate were originally issued to, or issued with respect to shares originally issued to, the
     following Manager:                          .
                        -------------------------

     Any person who acquires Shares which are not subject to all or part of the terms of this Agreement shall have the right to have such legend (or the applicable portion thereof) removed from certificates representing such Shares.

     14.2.  1933 Act Legends. Each certificate representing Shares shall have
            ----------------
the following legend endorsed conspicuously thereupon:

          The securities represented by this certificate were issued in a private placement, without registration under the Securities Act of 1933, as amended (the "Act"), and may not be sold, assigned, pledged or otherwise transferred in the absence of an effective registration under the Act covering the transfer or an opinion of counsel, satisfactory to the issuer, that registration under the Act is not required.

     14.3.  Stop Transfer Instruction.  The Company will instruct any transfer
             ------------------------
agent not to register the Transfer of any Shares until the conditions specified in the foregoing legends are satisfied.

     14.4.  Termination of 1933 Act Legend.  The requirement imposed by Section
            ------------------------------
13.2 hereof shall cease and terminate as to any particular Shares (a) when, in the opinion of Ropes & Gray or other counsel reasonably acceptable to the Company, such legend is no longer required in order to assure compliance by the Company with the Securities Act or (b) when such Shares have been effectively registered under the Securities Act or transferred pursuant to Rule 144. Wherever (x) such requirement shall cease and terminate as to any Shares or (y) such Shares shall be transferable under paragraph (k) of Rule 144, the holder thereof shall be entitled to receive from the Company, without expense, new certificates not bearing the legend set forth in Section 14.2 hereof.

15.  AMENDMENT, TERMINATION, ETC.

     15.1.  Oral Modifications.  This Agreement may not be orally amended,
            ------------------
modified, extended or terminated, nor shall any oral waiver of any of its terms be effective.

     15.2.  Written Modifications.  This Agreement may be amended, modified,
            ---------------------
extended or terminated, and the provisions hereof may be waived, only by an agreement in writing signed by the Majority Shareholders; provided, however,
                                                          --------  -------
that (a) the consent of the Majority Investors shall be required for any amendment, modification, extension, termination or waiver under this Agreement,
(b) the consent of the Majority Other Investors shall be required for any amendment, modification, extension, termination or waiver which has a material adverse effect on the rights of the holders of Other Investor Shares as such under this Agreement, (c) the consent of the Majority Sellers shall be required for any amendment, modification, extension, termination or waiver which has a material adverse effect on the rights of the holders of Seller Shares as such under this Agreement, (d) the consent of the Majority Managers shall be required for any amendment, modification, extension, termination or waiver which has a material adverse effect on the rights of the holders of Management Shares as such under this Agreement and (e) the consent of each Regulated Stockholder shall be required for any amendment, modification, extension, termination or waiver of Section 17 hereof. Each such amendment, modification, extension, termination and waiver shall be binding upon each party hereto and each holder of Shares subject hereto. In addition, each party hereto and each holder of Shares subject hereto may waive any right hereunder by an instrument in writing signed by such party or holder.

     15.3.  Termination.  No termination under this Agreement shall relieve any
            -----------
Person of liability for breach prior to termination.

16.  DEFINITIONS.  For purposes of this Agreement:

     16.1.  Certain Matters of Construction.  In addition to the definitions
            -------------------------------
referred to or set forth below in this Section 16:

          (a) The words "hereof", "herein", "hereunder" and words of similar import shall refer to this Agreement as a whole and not to any particular Section or provision of this Agreement, and reference to a particular Section of this Agreement shall include all subsections thereof;

          (b) Definitions shall be equally applicable to both nouns and verbs and the singular and plural forms of the terms defined; and

          (c) The masculine, feminine and neuter genders shall each include the other.

     16.2. Definitions.  The following terms shall have the following meanings:
           -----------

          "Adverse Claim" shall have the meaning set forth in Section 8-302 of
           -------------
     the applicable Uniform Commercial Code.

          "Affiliate" shall mean, with respect to any specified Person, (a) any
           ---------
     other Person which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such specified Person (for the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise) and
     (b) each Person of which such specified Person or an Affiliate (as defined in clause (a) above) thereof shall, directly or indirectly, beneficially own at least 25% of any class of outstanding capital stock or other evidence of beneficial interest at such time. With respect to any

     Person who is an individual, "Affiliate" shall also include, without limitation, any member of such individual's Members of the Immediate Family. When such term is used in the context of a Regulatory Problem (as defined in Section 17(a)) it also has the meaning ascribed to it in any Applicable Law.

          "Affiliated Fund" shall mean each corporation, trust, limited
           ---------------
     liability company, general or limited partnership or other entity under common control with any Investor.

          "Agreement" shall have the meaning set forth in the Preamble.
           ---------

          "Applicable Law," with respect to any Person, means all provisions of
           --------------
     all laws, statutes, ordinances, rules, regulations, permits, certificates or orders of any governmental authority applicable to such Person or any of its assets or property or to which such Person or any of its assets or property is subject, and all judgements, injunctions, orders and decrees of all courts and arbitrators in proceedings or actions in which such Person is a party or by which it or any of its assets or properties is or may be bound or subject.

          "Bain Subscription Agreement" shall mean the Bain Subscription
           ---------------------------
     Agreement of even date between TM Transitory Merger Corporation and each of the Investors.

          "BCIP" shall mean, collectively, one or more of the following Persons:
           ----
     BCIP Associates II, BCIP Trust Associates II, BCIP Associates II-B, BCIP Trust Associates II-B and BCIP Associates II-C.

          "Board" shall have the meaning set forth in Section 2.1.
           -----

          "Call Notice" shall have the meaning set forth in Section 9.1.4.
           -----------

          "Call Option" shall mean an option by the Company to purchase all or
           -----------
     any portion of the Management Shares held by, or originally issued to, any Person upon the termination of such Person's employment by the Company and its subsidiaries, including without limitation the option to purchase Management Shares set forth in Section 9.

          "Call Option Exercise Period" shall have the meaning set forth in
           ---------------------------
     Section 9.1.4.

          "Cause" with respect to any Manager, shall mean the following events
           -----
     or conditions: (i) the failure to devote substantially all of his or her business time to the performance of his or her duties to the Company or any of its Affiliates (other than by reason of disability), or refusal or failure to follow or carry out any reasonable direction of the Board, and the continuance of such refusal or failure for a period of ten days after notice to the Manager, (ii) the material breach by the Manager of any material agreement to which the Manager and the Company or any of its Affiliates are party, (iii) the commission of fraud, embezzlement, theft or other dishonesty by the Manager with respect to the Company or any of its Affiliates; (iv) the conviction of the Manager of, or plea by the Manager of nolo contendere to, any felony or any other crime involving dishonesty or moral turpitude and (v) any other intentional action or intentional omission that involves a material breach of fiduciary obligation on the part of the Manager.

          "Change of Control" shall mean (a) any change in the ownership of the
           -----------------
     capital stock of the Company if, immediately after giving effect thereto, any Person (or group of Persons acting in concert) other than the Investors and their Affiliates will have the direct or indirect power to elect a majority of the members of the Board or (b) any change in the ownership of the capital stock of the Company if, immediately after giving effect thereto, the Investors and their Affiliates shall own less than 25% of the Equivalent Shares.

          "Charitable Organization" shall mean a charitable organization as
           -----------------------
     described by Section 501(c)(3) of the Internal Revenue Code of 1986, as in effect from time to time.

          "Class A Stock" shall have the meaning set forth in the Recitals.
           -------------

          "Class L Stock" shall have the meaning set forth in the Recitals.
           -------------

          "Closing" shall have the meaning set forth in Section 1.1.
           -------

          "Commission" shall mean the Securities and Exchange Commission.
           ----------

          "Common Stock" shall mean the common stock of the Company including
           ------------
     without limitation the Class A Common and the Class L Common.

          "Company" shall have the meaning set forth in the Preamble.
           -------

          "Convertible Securities" shall mean any evidence of indebtedness,
           ----------------------
     shares of stock (other than Common Stock or Options) or other securities directly or indirectly convertible into or exchangeable or exercisable for shares of Common Stock.

          "Cost" shall mean, for any Share, the price paid to the issuer of such
           ----
     Share.

          "Covered Person" shall have the meaning set forth in Section 11.5.1.
           --------------

          "Credit Agreement" shall mean the Credit Agreement of even date
           ----------------
     between the Company and certain of its subsidiaries and Morgan Guaranty Trust Company of New

     York and the other banks party thereto and all related documents and any credit agreement and related documents relating to any direct or indirect refinancing thereof.

          "Credit Agreement Rate" shall mean the rate payable on revolving
           ---------------------
     credit loans under the Credit Agreement.

          "Drag Along Fairness Opinion" shall have the meaning set forth in
           ---------------------------
     Section 4.2.2.

          "Drag Along Notice" shall have the meaning set forth in Section 4.2.1.
           -----------------

          "Drag Along Sale Percentage" shall have the meaning set forth in
           --------------------------
     Section 4.2.

          "Drag Along Sellers" shall have the meaning set forth in Section
           ------------------
     4.2.1.

          "Equivalent Shares" shall mean as to any outstanding shares of Common
           -----------------
     Stock, such number of shares of Common Stock, and as to any outstanding Options or Convertible Securities, the maximum number of shares of Common Stock for which or into which such Options or Convertible Securities may at the time be exercised or converted.

          "Escrow Agent" shall have the meaning set forth in Section 13.2.
           ------------

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as in
           ------------
     effect from time to time.

          "Fair Market Value" shall mean, as of any date, as to any Share of
           -----------------
     Common Stock, the Board's good faith determination of the fair value of such Share as of the applicable reference date.

          "Indemnitee" shall have the meaning set forth in Section 11.5.3.
           ----------

          "Independent Investment Banking Firm" shall mean a nationally
           -----------------------------------
     recognized investment banking firm selected by the Board which does not hold any equity interest in the Company or in any shareholder of the Company and which is not employed by either the Company or any of the Investors at the time the applicable Drag Along Fairness Opinion is furnished (other than employment for the purpose of providing such Drag Along Fairness Opinion).

          "Initial Public Offering" means the initial Public Offering by the
           -----------------------
     Company for its own account registered on Form S-1 (or any successor form under the Securities Act).

          "Initiating Investors" shall have the meaning set forth in Section
           --------------------
     11.1.1.

          "Investor Shares" shall mean all shares of Common Stock originally
           ---------------
     issued to, or issued with respect to shares originally issued to, or held by, the Investors, whenever issued, subject to Section 12.2.

          "Investors" shall have the meaning set forth in the Preamble.
           ---------

          "Issuance" shall have the meaning set forth in Section 10.
           --------

          "Majority Investors" shall mean, as of any date, the holders of a
           ------------------
     majority of the Investor Shares outstanding on such date.

          "Majority Managers" shall mean, as of any date, the holders of a
           -----------------
     majority of the Management Shares outstanding on such date.

          "Majority Non-Investor Shareholders" shall mean, as of any date, the
           ----------------------------------
     holders of a majority of the Shares (other than Investor Shares) outstanding on such date.

          "Majority Other Investors" shall mean, as of any date, the holders of
           ------------------------
     a majority of the Other Investor Shares outstanding on such date.

          "Majority Participating Financers" shall have the meaning set forth in
           --------------------------------
     Section 11.2.1.

          "Majority Participating Investors" shall have the meaning set forth in
           --------------------------------
     Section 11.1.1.

          "Majority Sellers" shall mean, as of any date, the holders of a
           ----------------
     majority of the Seller Shares outstanding on such date.

          "Majority Shareholders" shall mean, as of any date, the holders of
           ---------------------
     Voting Shares constituting fifty-two percent (52%) of the total Equivalent Shares represented by all of the Voting Shares outstanding on such date.

          "Management Shares" shall mean (a) all shares of Common Stock
           -----------------
     originally issued to, or issued with respect to shares originally issued to, or held by, a Manager, whenever issued, including without limitation all shares of Common Stock issued pursuant to the exercise of any Option and (b) all Options originally held by a Manager (treating such Options as a number of Shares equal to the number of Equivalent Shares represented by such Options for all purposes of this Agreement except (i) for purposes of
     Section 10, Options granted after the date of the Closing and (ii) as otherwise specifically set forth herein), subject to Section 12.2.

          "Managers" shall have the meaning set forth in the Preamble.
           --------

          "Members of the Immediate Family" shall mean, with respect to any
           -------------------------------
     individual, each spouse or child or other descendants of such individual, each trust created primarily for the benefit of one or more of the aforementioned Persons and their spouses and each custodian or guardian of any property of one or more of the aforementioned Persons in his capacity as such custodian or guardian.

          "Merger Agreement" shall have the meaning set forth in the Recitals.
           ----------------

          "Merger Corp" shall have the meaning set forth in the Recitals.
           -----------

          "Objection Notice" shall have the meaning set forth in Section 4.2.2.
           ----------------

          "Options" shall mean any options or warrants to subscribe for,
           -------
     purchase or otherwise acquire either Common Stock or Convertible
     Securities.

          "Other Investor Shares" shall mean all shares of Common Stock
           ---------------------
     originally issued to, or issued with respect to shares originally issued to, or held by, an Other Investor, whenever issued, subject to Section 12.2.

          "Other Investors" shall have the meaning set forth in the Preamble.
           ---------------

          "Other Securities" shall have the meaning set forth in Section 10.1.3.
           ----------------

          "Participating Buyer" shall have the meaning set forth in Section
           -------------------
     10.1.2.

          "Participating Seller" shall have the meaning set forth in Section
           --------------------
     4.1.2 and 4.2.1.

          "Permitted Transferee" shall mean (a) as to each Investor Share, a
           --------------------
     Transferee of such Investor Share resulting from a Transfer referred to in
     Section 4.1.6(a) or (b), (b) as to each Other Investor Share, a Transferee of such Other Investor Share in compliance with Section 5.1.2, (c) as to each Seller Share, a Transferee of such Seller Share in compliance with
     Section 6.1.1 or 6.1.2 and (e) as to each Management Share, a Transferee of such Management Share in compliance with Section 8.1.1 or 8.1.2.

          "Person" shall mean any individual, partnership, corporation, company,
           ------
     association, trust, joint venture, unincorporated organization, entity, or any government, governmental department or agency or political subdivision thereof.

          "Preemption Notice" shall have the meaning set forth in Section
           -----------------
     10.1.1.

          "Preemptive Offerees" shall have the meaning set forth in Section
           -------------------
     10.1.1.

          "Preemptive Portion" shall have the meaning set forth in Section
           ------------------
     10.1.1.

          "Price Per Equivalent Share" shall mean the Board's good faith
           --------------------------
     determination of the price per Equivalent Share of any Convertible Securities or Options which are the subject of an Issuance pursuant to
     Section 10 hereof.

          "Prospective Buyer" shall have the meaning set forth in Section 4.1.
           -----------------

          "Prospective Selling Group" shall have the meaning set forth in
           -------------------------
     Section 4.1 or 4.2., as applicable.

          "Prospective Subscriber" shall have the meaning set forth in Section
           ----------------------
     10.1.1.

          "Public Offering" shall mean a public offering and sale of Common
           ---------------
     Stock for cash pursuant to an effective registration statement under the Securities Act.

          "Qualified Public Offering" shall mean a Public Offering, other than
           -------------------------
     any Public Offering or sale pursuant to a registration statement on Form S-8 or comparable form, in which the sum of the aggregate price to the public of all Common Stock sold in such offering, together with the aggregate price to the public of all Common Stock sold in all previous such Public Offerings, shall exceed $75 million.

          "Registrable Investor Securities" shall have the meaning set forth in
           -------------------------------
     Section 11.1.1.

          "Registrable Securities" shall mean (a) all shares of Class A Stock,
           ----------------------
     (b) all shares of Class A Stock issuable upon conversion of Shares of Class L Stock, (c) all shares of Class A Stock issuable upon exercise of any Option or Convertible Securities, and (d) all shares of Class A Stock directly or indirectly issued or issuable with respect to the securities referred to in clauses (a), (b) or (c) above by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, in each case constituting Shares. As to any particular Registrable Securities, such shares shall cease to be Registrable Securities when (i) such shares shall have been Transferred pursuant to Section 4.1 (other than Section 4.1(a), (b) or (c)) or 4.2 hereof, (ii) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (iii) such securities shall have been Transferred pursuant to Rule 144, (iv) subject to the provisions of Section 14 hereof, such securities shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of them shall not require registration of them under the Securities Act and such securities may be distributed without volume limitation or other restrictions on transfer under Rule 144 (including without application of paragraphs (c), (e) (f) and (h) of Rule 144) or (v) such securities shall have ceased to be outstanding.

          "Regulation D" shall mean Regulation D under the Securities Act.
           ------------

          "Rule 144" shall mean Rule 144 under the Securities Act (or any
           --------
     successor provision).

          "Rule 145 Transaction" shall mean a registration on Form S-4 pursuant
           --------------------
     to Rule 145 of the Securities Act.

          "Sale" shall have the meaning set forth in Section 4.1.
           ----

          "Securities Act" shall mean the Securities Act of 1933, as in effect
           --------------
     from time to time.

          "Sellers" shall have the meaning set forth in the Preamble.
           -------

          "Seller Shares" shall mean all shares of Common Stock originally
           -------------
     issued to, or issued with respect to shares originally issued to, or held by, the Sellers, whenever issued, subject to Section 12.2.

          "Shares" shall mean all Investor Shares, Other Investor Shares, Seller
           ------
     Shares, and Management Shares.

          "Stockholder Call Group" shall have the meaning set forth in Section
           ----------------------
     9.1.

          "Stockholders" shall have the meaning set forth in the Preamble.
           ------------

          "Subject Securities" shall have the meaning set forth in Section 10.
           ------------------

          "Tag Along Holder" shall have the meaning set forth in Section 4.1.1.
           ----------------

          "Tag Along Notice" shall have the meaning set forth in Section 4.1.1.
           ----------------

          "Tag Along Offer" shall have the meaning set forth in Section 4.1.2.
           ---------------

          "Tag Along Sale Percentage" shall have the meaning set forth in
           -------------------------
     Section 4.1.1.

          "Tag Along Sellers" shall have the meaning set forth in Section 4.1.2.
           -----------------

          "Transfer" shall mean any sale, pledge, assignment, encumbrance or
           --------
     other transfer or disposition of any Shares to any other Person, whether directly, indirectly, voluntarily, involuntarily, by operation of law, pursuant to judicial process or otherwise.

          "Voting Shares" shall mean all shares of Common Stock other than
           -------------
     shares of Common Stock which pursuant to the Company's Articles of Incorporation are not at the time and in the hands of the holder thereof entitled to vote generally.

17.  REGULATORY COMPLIANCE COOPERATION.

          (a)  Definitions.

          "Applicable Law," with respect to any Person, means all provisions of
           --------------
     all laws, statues, ordinances, rules, regulations, permits, certificates or orders of any Governmental Authority applicable to such person or any of its assets or property or to which such Person or any of its assets or property is subject, and all judgements, injunctions, orders and decrees of all courts and arbitrators in proceedings or actions in which such Person is a party to or by which it or any of its assets or properties is or may be bound or subject.

          "Conversion Event" shall mean (a) any public offering or public sale
           ----------------
     of securities of the Company (including a public offering registered under the Securities Act of 1933 and a public sale pursuant to Rule 144 of the Securities and Exchange Commission or any similar rule then in force), (b) any sale of securities of the Company to a person or group of persons (within the meaning of the Securities Exchange Act of 1934, as amended (the "1934 Act")) if, after such sale, such person or group of persons in the aggregate would own or control securities which possess in the aggregate the ordinary voting power to elect a majority of the Company's directors (provided that such sale has been approved by the Company's Board of Directors or a committee thereof), (c) any sale of securities of the Company to a person or group of persons (within the meaning of the 1934
     Act) if, after such sale, such person or group of persons in the aggregate would own or control securities of the Company (excluding any nonvoting Class A Stock being converted and disposed of in connection with such Conversion Event) which possess in the aggregate the ordinary voting power to elect a majority of the Company's directors, (d) any sale of securities of the Company to a person or group of persons (within the meaning of the 1934 Act) if, after such sale, such person or group of persons would not, in the aggregate, own, control or have the right to acquire more than two percent (2%) of the outstanding securities of any class of voting securities of the Company, (e) a merger, consolidation or similar transaction involving the Company if, after such transaction, a person or group of persons (within the meaning of the 1934 Act) in the aggregate would own or control securities which possess in the aggregate the ordinary voting power to elect a majority of the surviving

     Company's directors (provided that the transaction has been approved by the Company's Board or a committee thereof) and (f) any tag along sale or drag along sale initiated by others, including any such sale pursuant to Section 4.

          "Regulated Stockholder"  shall mean DP Investors I, LLC, DP Investors
           ---------------------
     II, LLC, J.P. Morgan Capital Corporation, Sixty Wall Street Fund, L.P., and any other stockholder (i) that is subject to the provisions of Regulation Y or Regulation K of the Board of Governors of the Federal Reserve System, 12 C.F.R. Part 225 (or any successor to such Regulations) and (ii) that holds Securities of the Company and (iii) that has provided written notice to the Company of its status as a "Regulated Stockholder" hereunder.

          "Regulatory Problem" means any set of facts or circumstances wherein
           ------------------
     it has been asserted by any governmental regulatory agency (or Regulated Stockholder reasonably believes that there is a risk of such assertion) that such Regulated Stockholder is not entitled to acquire, own, hold or control, or exercise any significant right (including the right to vote) with respect to, any Securities of the Company or any subsidiary of the Company.

          "Securities" means, with respect to any Person, such Person's
           ----------
     "securities" as defined in Section 2(1) of the Securities Act of 1933, as amended, and includes such Person's capital stock or other equity interests or any options, warrants or other securities that are directly or indirectly convertible into, or exercisable or exchangeable or, such Person's capital stock or other equity or equity-linked interests, including phantom stock and stock appreciation rights. Whenever a reference herein to Securities is referring to any derivative Securities, the rights of a Stockholder shall apply to such derivative Securities and all underlying Securities directly or indirectly issuable upon conversion, exchange or exercise of such derivative securities.

          (b)  Regulatory Matters Generally.
               ----------------------------

     (i) If a Regulated Stockholder determines that it has a Regulatory Problem, the Company agrees to take all such actions, subject to Applicable Law, as are reasonably requested by such Regulated Stockholder (1) to effectuate and facilitate any transfer by such Regulated Stockholder of any Securities of the Company then held by such Regulated Stockholder to any Person designated by such Regulated Stockholder, (2) to permit such Regulated Stockholder (or any Affiliate of such Regulated Stockholder) to exchange all or any portion of the voting Securities then held by such Person on a share-for-share basis for shares of a class of nonvoting Securities of the Company, which nonvoting Securities shall be identical in all respect to such voting Securities, except that such new Securities shall be nonvoting and shall be convertible into voting Securities on such terms as are requested by such Regulated Stockholder in light of regulatory considerations then prevailing, and (3) to continue and preserve the respective allocation of the voting interests with respect to the Company provided for in this Agreement and with respect to such Regulated Stockholder's ownership of the Company's voting Securities. Such actions may include, without limitation, (x) entering into such additional agreements as are reasonably requested by such Regulated Stockholders to permit any Person(s) designated by such Regulated Stockholder to exercise any voting power which is relinquished by such Regulated Stockholder upon any exchange of voting Securities for nonvoting Securities of the Company, and (y) entering into such additional agreements, adopting such amendments to the charter documents of the Company and taking such additional actions as are reasonably requested by such Regulated Stockholder in order to effectuate the intent of the foregoing.

          (ii) If a Regulated Stockholder has the right or opportunity to acquire any of the Company's Securities from the Company, any Stockholder or any other Person (as the result of a preemptive offer, pro rata offer or
                                                               --- ----
     otherwise), at such Regulated Stockholder's request the Company will offer to sell (or if the Company is not the seller, to cooperate with the seller and such Regulated Stockholder to permit such seller to sell) such non-voting Securities on the same terms as would have existed has such Regulated Stockholder acquired the Securities so offered and immediately requested their exchange for non-voting Securities pursuant to clause (i) above.

          (iii) Each Stockholder agrees to cooperate with the Company in complying with this Section 17, including without limitation, voting to approve amending the Company's charter documents in a manner reasonably requested by the Regulated Stockholder requesting such amendment.

          (iv) The Company agrees not to amend or waive the voting or other provisions of this Agreement or the Company's charter documents if such amendment or waiver would cause any Regulated Stockholder to have a Regulatory Problem, provided, that any such Regulated Stockholder notifies
                         --------
     the Company that it would have a Regulatory Problem promptly after it has notice of such amendment or waiver.

          (v) If a Regulated Stockholder shall now or hereafter have a right to appoint or designate a Director and such right shall, in the reasonable judgment of such Regulated Stockholder, cause a Regulatory Problem, such Regulatory Stockholder may, upon notice to the Company, relinquish its right to appoint such Director at any time.

(c)  Notice of Conversion to Other Regulated Stockholders; Deferral.  The
     --------------------------------------------------------------
Company shall not convert or directly or indirectly redeem, purchase or otherwise acquire any shares of voting Class A Stock or any other class of capital stock of the Company or take any other action affecting the voting rights of such shares, if such action will increase the percentage of any class of outstanding voting securities owned or controlled by any Regulated Stockholder (other than any such stockholder which requested that the Company take such action, or which otherwise waives in writing its rights under this paragraph (c)), unless the Company gives written notice (the "Deferral Notice") of such action to each Regulated Stockholder. The Company will defer making any such conversion, redemption, purchase or other acquisition, or taking any such other action for a period of twenty (20) days (the "Deferral Period") after giving the Deferral Notice in order to allow each Regulated Stockholder to determine whether it wishes to convert or take any other action with respect to the Common Stock it owns, controls or has the power to vote, and if any such Regulated Stockholder than elects to convert any shares of voting Class A Stock, it shall notify the Company in writing within ten (10) days of the issuance of the Deferral Notice, in which case the Company shall (i) promptly notify from time to time prior to the end of such 20-day period each other Regulated Stockholder holding shares of each proposed conversion, and (ii) effect the conversions requested by all Regulated Stockholders in response to the notices issued pursuant to this paragraph (c) at the end of the Deferral Period. Upon complying with the procedures hereinabove set forth in this paragraph (c), the Company may so convert or directly or indirectly redeem, purchase or otherwise acquire any shares or voting Class A Stock or any other class of capital stock of the Company or take any other action affecting the voting rights of such shares.

(d)  Restrictions on Redemptions, Etc.  The Company shall not redeem, purchase,
     ---------------------------------
acquire to take any other action affecting outstanding shares of capital stock if, after giving effect to such redemption, purchase, acquisition or other action, a Regulated Stockholder would own more than 24.99% of the total equity of the Company or more than 24.99% of the total value of all capital stock and subordinated debt of the Company (in each case determined by assuming such Regulated Holder (but no other holder) has exercised, converted or exchanged all of its options, warrants and other convertible or exchangeable securities). The Company shall not be a party to any merger, consolidation, recapitalization, reorganization or other transaction pursuant to which a Regulated Holder would be required to take any Securities or subordinated debt which might reasonably be expected to cause such person to have a Regulatory Problem.

(e)  Restrictions on Conversions and Transfers by a Regulated Stockholder.
     --------------------------------------------------------------------
Notwithstanding anything to the contrary contained in this Agreement or in the Company's Restated Articles of Incorporation:

          (i) no Regulated Stockholder may, without the prior written consent of the Company, convert any of its non-voting Class A Stock into voting shares of Class A Stock to the extent that immediately prior thereto, or as a result of such conversion, the number of shares of voting Class A Stock which constitute voting stock held by such Regulated Stockholder would exceed the number of shares of voting Class A Stock which such Regulated Stockholder reasonably determines it and its Affiliates may own, control or have the power to vote under any law, regulation, rule or other requirement of any governmental authority at the time applicable to such Regulated Stockholder or its Affiliates; provided, however, that each Regulated Stockholder may convert to
            --------  -------
such nonvoting shares of Class A Stock into shares of voting Class A stock if such Regulated Stockholder reasonably believes that such converted shares will be Transferred within fifteen (15) days pursuant to a Conversion Event and such holder agrees not to vote any such shares of voting Class A stock prior to such Conversion Event and undertakes to promptly convert such shares back into nonvoting shares of Class A Stock if such shares are not Transferred pursuant to a Conversion Event.

          (ii) In addition, without the prior written consent of the Company, no Regulated Stockholder may Transfer any of its shares of nonvoting Class A Stock unless such transfer is either (x) pursuant to a Conversion Event or (y) as a condition to such transfer, such Regulated Stockholder shall obtain the consent of any such transferee that such transferee shall be bound by the same conversion and transfer restrictions contained in this Agreement and in the Company's Restated Articles of Incorporation as if such transferee were a Regulated Stockholder.

          (iii) Each Regulated Stockholder may provide for further restrictions upon the conversion of any shares of nonvoting Class A Stock by providing the Company with signed, written instructions specifying such additional restrictions and legending such shares as to the existence of such restrictions.

18.  MISCELLANEOUS.

     18.1.  Authority; Effect; etc. Each party hereto represents and warrants to
            -----------------------
and agrees with each other party that the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized on behalf of such party and do not violate any agreement or other instrument applicable to such party or by which its assets are bound. This Agreement does not, and shall not be construed to, give rise to the creation of a partnership among any of the parties hereto, or to constitute any of such parties members of a joint venture or other association. Domino's shall be jointly and severally liable for all obligations of the Company pursuant to this Agreement.

     18.2.  Notices.  Any notices and other communications required or permitted
            -------
in this Agreement shall be effective if in writing and (a) delivered personally or (b) sent (i) by Federal Express, DHL or UPS or (ii) by registered or certified mail, postage prepaid, in each case, addressed as follows:

            If to the Company or the Investors, to them:

                    c/o Bain Capital, Inc.
                    Two Copley Place, 7th Floor
                    Boston, Massachusetts  02116
                    Attention:   Mark E. Nunnelly
                             Robert F. White
                             Andrew B. Balson
               with a copy to:

                    Ropes & Gray
                    One International Place
                    Boston, Massachusetts 02110
                    Attention:  R. Newcomb Stillwell

          If to a Seller, to him or her:

                    c/o Thomas S. Monaghan
                    30 Frank Lloyd Wright Drive
                    P.O. Box 997
                    Ann Arbor, MI  48106-0997

               with a copy to:

                    Davis Polk & Wardwell
                    450 Lexington Avenue
                    New York, New York 10017
                    Attention:  Dennis S. Hersch

          If to the Other Investors, the Financers or the Managers, to them at the addresses set forth in the stock record book of the Company.

     Notice to the holder of record of any shares of capital stock shall be deemed to be notice to the holder of such shares for all purposes hereof.

     Unless otherwise specified herein, such notices or other communications shall be deemed effective (a) on the date received, if personally delivered, (b) two business days after being sent by Federal Express, DHL or UPS and (c) three business days after deposit with the U.S. Postal Service, if sent by registered or certified mail. Each of the parties hereto shall be entitled to specify a different address by giving notice as aforesaid to each of the other parties hereto.

     18.3.  Binding Effect, etc.  Except for restrictions on the Transfer of
            -------------------
Shares set forth in other agreements, plans or other documents, this Agreement constitutes the entire agreement of the parties with respect to its subject matter, supersedes all prior or contemporaneous oral or written agreements or discussions with respect to such subject matter, and shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, representatives, successors and assigns.

     18.4.  Descriptive Headings. The descriptive headings of this Agreement are
            --------------------
for convenience of reference only, are not to be considered a part hereof and shall not be construed to define or limit any of the terms or provisions hereof.

     18.5.  Counterparts.  This Agreement may be executed in multiple
            ------------
counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one instrument.

     18.6.  Severability.  In the event that any provision hereof would, under
            ------------
applicable law, be invalid or unenforceable in any respect, such provision shall be construed by modifying or limiting it so as to be valid and enforceable to the maximum extent compatible with, and possible under, applicable law. The provisions hereof are severable, and in the event any provision hereof should be held invalid or unenforceable in any respect, it shall not invalidate, render unenforceable or otherwise affect any other provision hereof.

19.  GOVERNING LAW.

     19.1.  Governing Law.  This Agreement shall be governed by and construed in
            -------------
accordance with the domestic substantive laws of the State of New York without giving effect to any choice or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

     19.2.  Consent to Jurisdiction.  Each party to this Agreement, by its
            -----------------------
execution hereof, (a) hereby irrevocably submits to the exclusive jurisdiction of the state courts of the State of New York sitting in the County of New York or the United States District Court for the Southern District of New York for the purpose of any action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation arising out of or based upon this Agreement or relating to the subject matter hereof, (b) hereby waives to the extent not prohibited by applicable law, and agrees not to assert, and agrees not to allow any of its subsidiaries to assert, by way of motion, as a defense or otherwise, in any such action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that any such proceeding brought in one of the above-named courts is improper, or that this Agreement or the subject matter hereof or thereof may not be enforced in or by such court and (c) hereby agrees not to commence or maintain any action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation arising out of or based upon this Agreement or relating to the subject matter hereof or thereof other than before one of the above-named courts nor to make any motion or take any other action seeking or intending to cause the transfer or removal of any such action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation to any court other than one of the above-named courts whether on the grounds of inconvenient forum or otherwise. Notwithstanding the foregoing, to the extent that any party hereto is or becomes a party in any litigation in connection with which it may assert indemnification rights set forth in this agreement, the court in which such litigation is being heard shall be deemed to be included in clause (a) above. Each party hereto hereby consents to service of process in any such proceeding in any manner permitted by New York law, and agrees that service of process by registered or certified mail, return receipt requested, at its address specified pursuant to Section 18.2 hereof is reasonably calculated to give actual notice.

     19.3.  WAIVER OF JURY TRIAL. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW
            --------------------
WHICH CANNOT BE WAIVED, EACH PARTY HERETO HEREBY WAIVES AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE) ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE OR ACTION, CLAIM, CAUSE OF ACTION OR SUIT (IN CONTRACT, TORT OR OTHERWISE), INQUIRY, PROCEEDING OR INVESTIGATION ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE SUBJECT MATTER HEREOF OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE TRANSACTIONS CONTEMPLATED HEREBY, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING. EACH PARTY HERETO ACKNOWLEDGES THAT IT HAS BEEN INFORMED BY THE OTHER PARTIES HERETO THAT THIS SECTION 19.3 CONSTITUTES A MATERIAL INDUCEMENT UPON WHICH THEY ARE RELYING AND WILL RELY IN ENTERING INTO THIS AGREEMENT. ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 19.3 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF EACH SUCH PARTY TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

     19.4.  Exercise of Rights and Remedies.  No delay of or omission in the
            -------------------------------
exercise of any right, power or remedy accruing to any party as a result of any breach or default by any other party under this Agreement shall impair any such right, power or remedy, nor shall it be construed as a waiver of or acquiescence in any such breach or default, or of any similar breach or default occurring later; nor shall any such delay, omission nor waiver of any single breach or default be deemed a waiver of any other breach or default occurring before or after that waiver.

                                                          Stockholders Agreement
                                                          December 21, 1998

     IN WITNESS WHEREOF, each of the undersigned has duly executed this Agreement (or caused this Agreement to be executed on its behalf by its officer or representative thereunto duly authorized) under seal as of the date first above written.

THE COMPANY:             TISM, Inc.

                         By /s/ Harry J. Silverman
                           --------------------------------
                             Name: Harry J. Silverman
                             Title: Vice President

DOMINO'S:  DOMINO'S, INC.

                         By /s/ Harry J. Silverman
                           --------------------------------
                             Name: Harry J. Silverman
                             Title: Vice President


THE INVESTORS:           Bain Capital Fund VI, L.P.
                         Bain Capital VI Coinvestment Fund, L.P.

                         By:  Bain Capital Partners VI, L.P.,
                              their general partner

                              By:  Bain Capital Investors VI, Inc.,
                                    its general partner


                              By /s/ Mark E. Nunnelly
                                ------------------------------
                                  Name: Mark E. Nunnelly
                                  Title:  Managing Director

                                                          Stockholders Agreement
                                                          December 21, 1998

                         BCIP Associates II
                         BCIP Trust Associates II
                         BCIP Associates II-B
                         BCIP Trust Associates II-B
                         BCIP Associates II-C

                         By: Bain Capital, Inc.,
                              their Managing Partner

                         By /s/ Mark E. Nunnelly
                           --------------------------------
                             Name: Mark E. Nunnelly
                             Title:  Managing Director

                         PEP Investments PTY Ltd.

                         By: Bain Capital, Inc.,
                              its attorney-in-fact

                         By /s/ Mark E. Nunnelly
                           ----------------------------------
                             Name: Mark E. Nunnelly
                             Title:  Managing Director

                         Sankaty High Yield Asset Partners, L.P.

                              By /s/ Mark E. Nunnelly
                                ----------------------------------------
                              Title:  Managing Director

                         Brookside Capital Partners Fund, L.P.

                              By /s/ Mark E. Nunnelly
                                -----------------------------------------
                                  Title: Managing Director

                                                          Stockholders Agreement
                                                          December 21, 1998

THE OTHER INVESTORS:          RGIP, LLC

                              By: /s/ R. Bradford Malt
                                 --------------------------------
                                  Name: R. Bradford Malt
                                  Title: Authorized Signatory

                              DP Investors I, LLC

                              By: /s/ Mark E. Nunnelly
                                 --------------------------------
                                  Name: Mark E. Nunnelly
                                  Title: Managing Director

                              DP Investors II, LLC

                              By: /s/ Mark E. Nunnelly
                                 --------------------------------
                                  Name: Mark E. Nunnelly
                                  Title: Managing Director

                              J.P. Morgan Capital Corporation

                              By: /s/ Brian T. Murphy
                                 --------------------------------
                                  Name: Brian T. Murphy
                                  Title: Managing Director

                                                          Stockholders Agreement
                                                          December 21, 1998

                              Sixty Wall Street Fund, L.P.

                              By: Sixty Wall Street Corporation, its general
                                  partner

                              By: /s/ Brian T. Murphy
                                 --------------------------------
                                 Name: Brian T. Murphy
                                 Title: Managing Director

                              DP Transitory Corporation

                              By: /s/ Andrew Balson
                                 --------------------------------
                                  Name: Andrew Balson
                                  Title: President

THE SELLERS:

                              By /s/ Thomas S. Monaghan
                                -----------------------------------
                                 Thomas S. Monaghan, individually and as
                                 trustee

                              By /s/ Marjorie E. Monaghan
                                -----------------------------------
                                 Marjorie E. Monaghan, individually and as
                                 trustee

                                                          Stockholders Agreement
                                                          December 21, 1998

THE MANAGERS:

                              By /s/ Harry J. Silverman
                                -----------------------------------
                                  Harry J. Silverman

                              By /s/ Michael D. Soignet
                                -----------------------------------
                                  Michael D. Soignet

                              By /s/ Stuart K. Mathis
                                -----------------------------------
                                  Stuart K. Mathis

                              By /s/ Patrick Kelly
                                -----------------------------------
                                  Patrick Kelly

                              By /s/ Gary M. McCausland
                                -----------------------------------
                                  Gary M. McCausland

                              By /s/ Cheryl A. Bachelder
                                -----------------------------------
                                  Cheryl A. Bachelder